UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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INSEEGO CORP.

(Name of Registrant as Specified in Its Charter)

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2019 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 26, 2019 | San Diego, California

May 15, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Inseego Corp., a Delaware corporation (the “Company”). The Annual Meeting will be held on Wednesday, June 26, 2019 at 1:00 p.m., local time, at the Company’s corporate offices located at 9605 Scranton Road, Suite 300, San Diego, California 92121.

We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, on or about May 15, 2019, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials, which include our Notice of Annual Meeting of Stockholders, this proxy statement, our 2018 Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”), and a proxy card or voting instruction form. We believe that this process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents on the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, please vote online, by telephone or, if you requested printed copies of these materials, by signing and returning your proxy card. Any stockholder who attends the Annual Meeting may vote in person, even if the stockholder has voted online, by telephone or by mail, provided that if your shares are registered in the name of a broker, dealer, bank or other nominee, you must obtain a legal proxy from your broker, dealer, bank or other nominee and bring it with you to the Annual Meeting. If you hold your shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We hope that you will be able to attend the Annual Meeting and we look forward to seeing you.

Sincerely,

Dan Mondor
Chairman and Chief Executive Officer

9605 Scranton Road Suite 300 San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	Wednesday, June 26, 2019

Time	1:00 p.m., local time

Location	Inseego Corp. 9605 Scranton Road, Suite 300 San Diego, California 92121

Items of Business	(1) Elect two directors to serve until the 2022 annual meeting of stockholders;

(2) Approve an amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan to increase the number of shares issuable under the plan by 2,053,085 shares;

(3) Hold an advisory vote to approve the compensation of our named executive officers, as presented in the proxy statement accompanying this notice;

(4) Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(5) Transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Record Date	Close of business on May 3, 2019

Information concerning the matters to be voted upon at the Annual Meeting is set forth in the proxy statement accompanying this notice.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote your shares online, by telephone or, if you requested printed copies of these materials, by signing and returning your proxy card. If you hold shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Dan Mondor
Chairman and Chief Executive Officer

May 15, 2019

San Diego, California

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 26, 2019:

The Notice of Annual Meeting of Stockholders, Proxy Statement and the Company’s 2018 Annual Report are available at www.inseego.com/proxymaterials.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

  2019 Annual Meeting of Stockholders

Time and Date	1:00 p.m., local time on Wednesday, June 26, 2019

Location	Inseego Corp., 9605 Scranton Road, Suite 300, San Diego, California 92121

Record Date	Close of business on May 3, 2019

Voting	Stockholders of record as of the Record Date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

Entry

Everyone attending the Annual Meeting will be required to present both proof of ownership of the Company’s common stock and valid picture identification, such as a driver’s license or passport. If your shares are held through an account with a broker, dealer, bank or other nominee, you will need a recent brokerage account statement or letter from your broker, dealer, bank or other nominee reflecting stock ownership as of the Record Date. If you do not have both proof of ownership of the Company’s common stock and valid picture identification, you may not be admitted to the Annual Meeting. If you need directions to the Annual Meeting so that you may attend or vote in person, please contact Inseego Corp., 9605 Scranton Road, Suite 300, San Diego, California 92121, Attention: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400.

Voting Matters and Board Recommendations

The Board of Directors of the Company (the “Board”) is not aware of any matter that will be presented for a vote at the Annual Meeting other than those shown below.

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Directors	FOR each nominee	6

Proposal 2: Approval of the amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan	FOR	36

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	44

Proposal 4: Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019	FOR	46

Voting Methods

If you are a holder of record on the Record Date, you can vote your shares:

By Internet. By logging onto the secure website included on the proxy card and following the instructions provided any time up until 1:00 a.m., Pacific Time, on June 26, 2019.	By Telephone. By calling the telephone number listed on the proxy card and following the instructions provided by the recorded message any time up until 1:00 a.m., Pacific Time, on June 26, 2019.

By Mail. If you requested printed copies of these materials, by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.

In Person. By voting in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

Questions and Answers About This Proxy Statement

INSEEGO CORP.

9605 Scranton Road, Suite 300

San Diego, California 92121

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

What is the purpose of this proxy statement?

This proxy statement (the “Proxy Statement”) is being furnished to you on behalf of the Board to solicit your proxy to vote at the Company’s Annual Meeting of Stockholders to be held on Wednesday, June 26, 2019, at 1:00 p.m., local time, at the Company’s corporate offices located at 9605 Scranton Road, Suite 300, San Diego, California 92121. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As permitted by the SEC, we are making this Proxy Statement and our 2018 Annual Report available to our stockholders electronically via the Internet. On or about May 15, 2019, we are mailing to most of our stockholders the Notice in lieu of a printed copy of the proxy materials. All stockholders who have previously requested a printed copy of the Company’s proxy materials will continue to receive a printed copy of the proxy materials. All other stockholders will not receive a printed copy of the proxy materials unless one is requested.

Who is entitled to vote at the Annual Meeting?

Holders of record of our common stock as of the close of business on May 3, 2019 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. If your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, at the close of business on the Record Date, then you are a holder of record and are entitled to notice of, and to vote at, the Annual Meeting. If your shares were not directly held in your name, but were held through an account with a broker, dealer, bank or other nominee at the close of business on the Record Date, then your shares are held in “street name” and the organization holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your broker, dealer, bank or other nominee on how to vote your shares and are invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, dealer, bank or other nominee.

2019 Proxy Statement   |   1

Questions and Answers About This Proxy Statement

What matters will be considered at the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to:

(1)	Elect two directors to serve until the 2022 annual meeting of stockholders;

(2)	Approve an amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan, (the “Incentive Plan”), to increase the number of shares issuable under the Incentive Plan by 2,053,085 shares;
(3)	Hold an advisory vote to approve the compensation of our named executive officers, as presented in this Proxy Statement;
(4)	Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and
(5)	Transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

How many votes do I have?

Each holder of record as of the Record Date is entitled to one vote for each share of common stock held by such holder on the Record Date. As of the close of business on May 3, 2019, 78,733,610 shares of common stock were outstanding and entitled to vote at the Annual Meeting.

What are the Board’s recommendations on how I should vote my shares?

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Directors	FOR each nominee	6

Proposal 2: Approval of the amendment of the Incentive Plan	FOR	36

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	44

Proposal 4: Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019	FOR	46

How do I cast my vote?

If you are a holder of record on the Record Date, you can vote your shares:

In Person. By voting in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

By Telephone. By calling the telephone number listed on the proxy card and following the instructions provided by the recorded message.

By Internet. By logging onto the secure website listed on the proxy card and following the instructions provided.

By Mail. If you requested printed copies of these materials, by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials.

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Questions and Answers About This Proxy Statement

If you submit a valid proxy to us before the Annual Meeting, we will vote your shares as you direct (unless your proxy is subsequently revoked in the manner described below). Telephone and Internet voting is available through 1:00 a.m., Pacific Time, on Wednesday, June 26, 2019. If you vote by mail, your proxy card must be received before the Annual Meeting to ensure that your vote is counted.

If your shares are held in “street name,” your broker, dealer, bank or other nominee will provide you with instructions on how to vote your shares. To be sure your shares are voted in the manner you desire, you should instruct your broker, dealer, bank or other nominee on how to vote your shares.

Instructing your broker, dealer, bank or other nominee how to vote your shares is important due to the stock exchange rule that prohibits your broker, dealer, bank or other nominee from voting your shares with respect to certain proposals without your express voting instructions.

If you hold your shares in “street name” and wish to attend the Annual Meeting and vote your shares in person, you must obtain a valid proxy from your broker, dealer, bank or other nominee.

Can I revoke my proxy?

Yes. However, your presence at the Annual Meeting will not automatically revoke your proxy. If you are a registered holder, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by giving notice to the Company’s Secretary in writing during the Annual Meeting or in advance of the Annual Meeting by executing and forwarding to the Company’s Secretary a later-dated proxy or by voting a later proxy over the telephone or the Internet. If your shares are held in “street name,” you should check with the broker, dealer, bank or other nominee that holds your shares to determine how to change or revoke your vote.

What if I return a signed proxy card but do not provide voting instructions?

All properly submitted proxies, unless revoked in the manner described above, will be voted at the Annual Meeting in accordance with your instructions on the proxy. If a properly executed proxy gives no specific voting instructions, the shares of common stock represented by such proxy will be voted:

•	FOR the election of the two director nominees to serve until the 2022 annual meeting of stockholders;

•	FOR the approval of the amendment to the Incentive Plan;

•	FOR the approval of the compensation of our named executive officers, as presented in this Proxy Statement;

•	FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019; and

•	at the discretion of the proxy holders with respect to any other matter that is properly presented at the Annual Meeting.

What will constitute a quorum at the Annual Meeting?

Holders of a majority of the shares of our outstanding common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, in person or by proxy, to constitute a quorum, which is necessary to conduct the Annual Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or are present and vote at the Annual Meeting. In addition, votes withheld from the director nominee, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker, dealer, bank or other nominee holding shares for a beneficial owner submits a proxy for a meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not

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Questions and Answers About This Proxy Statement

received instructions from the beneficial owner. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present in person or by proxy, may adjourn the meeting until a quorum is present or represented.

How many votes are required to approve each proposal?

Proposal 1. Assuming that a quorum is present, each director will be elected by a plurality of the votes cast by holders of shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. This means that nominees with the most “FOR” votes will be elected. Shares subject to a “WITHHOLD” vote will have no effect on the election’s outcome, because the candidates who receive the highest number of “FOR” votes are elected, and when candidates run unopposed, they only need a single “FOR” vote to be elected. However, because of a new provision added to our Corporate Governance Guidelines by the Board in May 2019, “WITHHOLD” votes may still have an effect on individual director nominees. Under this new provision, in an uncontested election, the Board will nominate for election or re-election as a director only candidates who agree to tender, prior to being nominated, irrevocable resignations that will be effective if such director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting. If a director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting, the remaining Board members will determine whether to accept the resignation. See Corporate Governance — Plurality Plus Voting for Directors; Director Resignation Policy below. Broker non-votes will have no effect on Proposal 1.

Proposal 2. Assuming that a quorum is present, the approval of the amendment of the Incentive Plan to increase the number of shares issuable under the Incentive Plan by 2,053,085 shares will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on Proposal 2.

Proposal 3. Assuming that a quorum is present, the advisory vote to approve the compensation of our named executive officers, as presented in this Proxy Statement, will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 3. Broker non-votes will have no effect on Proposal 3.

Proposal 4. Assuming that a quorum is present, the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 will require the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 4. Proposal 4 is considered a routine matter under applicable rules. A broker, dealer, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 4.

What happens when multiple stockholders share an address?

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy materials, please notify your broker and direct a written request to Inseego Corp., 9605 Scranton Road, Suite 300, San Diego, California 92121, Attention: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of future communications should contact their broker. In addition, upon written or oral request to the address or telephone

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Questions and Answers About This Proxy Statement

number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

What does it mean if I received more than one proxy card?

If you requested printed copies of these materials and you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. Please complete, sign, date and promptly return each proxy card to ensure that all of your shares are voted.

Where else are the proxy materials available?

Our Notice of Annual Meeting of Stockholders, this Proxy Statement, the 2018 Annual Report and related materials are available for your review at www.inseego.com/proxymaterials.

Who will bear the costs of soliciting votes for the Annual Meeting?

Our Board is soliciting the accompanying proxy, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 26, 2019: The Notice of Annual Meeting of Stockholders, this Proxy Statement and the 2018 Annual Report are available at www.inseego.com/proxymaterials.

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Proposal 1: Election of Directors

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of their election and qualification until the third annual meeting of stockholders following such election. There are currently five directors serving on the Board and two directors whose terms of office are scheduled to expire at the upcoming Annual Meeting.

The Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”) has recommended that each of Dan Mondor and Brian Miller be elected to serve a three-year term expiring at the 2022 annual meeting of stockholders. Mr. Mondor is an incumbent director and was initially recommended to the Nominating and Corporate Governance Committee by a non-management director. Mr. Miller is an incumbent director and was initially designated for appointment by North Sound Trading, L.P., a security holder, pursuant to the terms of the Securities Purchase Agreement, dated August 6, 2018, by and among the Company, Golden Harbor Ltd. and North Sound Trading, L.P. (the “Purchase Agreement”).

Assuming that a quorum is present, each director will be elected by a plurality of the votes cast by holders of shares of our outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. In accordance with our Corporate Governance Guidelines, each director nominee has agreed to tender an irrevocable resignation that will be effective only if such director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting. If a director nominee receives more “WITHHOLD” votes than “FOR” votes at the Annual Meeting, the remaining Board members will determine whether to accept the resignation.

This section contains information about the director nominees and the directors whose terms of office continue after the Annual Meeting.

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Proposal 1: Election of Directors

Nominees to be Elected for a Term Expiring at the 2022 Annual Meeting of Stockholders

Dan Mondor	Chief Executive Officer and Director since June 2017 Chairman of the Board since August 2018

Mr. Mondor, age 63, has served as the Company’s Chief Executive Officer and a member of our Board since June 2017. Mr. Mondor also served as President of the Company from June 2017 until August 2018, when he was appointed to serve as Chairman of our Board. Prior to joining the Company, from April 2016 to June 2017, Mr. Mondor provided corporate strategy and M&A advisory services to the telecommunications industry through his private consulting firm, The Mondor Group, LLC. From March 2015 to March 2016, he was President and Chief Executive Officer of Spectralink Corporation, a private equity-owned global company that designs and manufactures mobile-workforce telecommunications products, including Android based industrial WiFi devices, for global enterprises. From April 2008 to November 2014, Mr. Mondor was the President and Chief Executive Officer of Concurrent Computer Corporation, a global company that designs and manufactures IP video delivery systems and real-time Linux based software solutions for the global services provider, military, aerospace and financial services industries. From February 2007 to March 2008, he was President of Mitel Networks, Inc., a subsidiary of Mitel Networks Corporation, a global company that designs and manufactures business communications systems and mobile communications technology that serve the enterprise and wireless carrier markets. Prior to that, Mr. Mondor held a number of executive management positions at Nortel Networks, including Vice President and General Manager of Enterprise Network Solutions and Vice President of Global Marketing for Nortel’s $10 billion Optical Internet business. Mr. Mondor holds a Master of Science degree in Electrical Engineering from the University of Ottawa and a Bachelor of Science degree in Electrical Engineering from the University of Manitoba. Mr. Mondor’s substantial experience in the telecommunications and technology industries, gained from senior executive positions at leading global corporations, and his unique understanding of our operations, opportunities and challenges, provide a particularly relevant and informed background for him to serve as a member of our Board.

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Proposal 1: Election of Directors

Brian Miller	Director since August 2018

Mr. Miller, age 52, was appointed to the Board in August 2018 pursuant to the terms of the Purchase Agreement. Mr. Miller has served as Chief Investment Officer of North Sound Partners, a family office based in Greenwich, Connecticut, since August 2012. Through North Sound Associates, the partnership invests in alternative investment strategies which can include hedge funds, private equity, and venture capital funds. Mr. Miller has also served as General Partner of North Sound Ventures, which invests directly in early stage growth companies, since August 2012. From 1991 to July 2012, Mr. Miller held various positions with Elliott Associates (“Elliott”), a hedge fund based in New York. When Mr. Miller retired from Elliott in July 2012, he was one of four equity partners and held the title of Chief Trading Officer. He was a member of Elliott’s Management Committee and also served on the Valuation and Risk Committees. Mr. Miller’s responsibilities encompassed all of global trading, including structured products, commodities, fixed-income arbitrage and portfolio protection strategies. Prior to starting with Elliott in August 1991, Mr. Miller was a Vice President at Yamaichi International where he specialized in arbitrage strategies. Mr. Miller received a Bachelor of Science degree in Economics from the University at Albany in 1988. Mr. Miller is a Chartered Financial Analyst and received his C.F.A. designation in 1992. Mr. Miller previously served on the Board of the Manhattan Institute for Policy Research in NYC and also served on the board of Avatex Corporation, a publicly listed company. Mr. Miller has a strong financial background, including private equity and hedge fund investment experience. His expertise in evaluating business and investment opportunities across numerous industries, and his ability to think creatively in considering ways to maximize long-term shareholder value provide a valuable background for him to serve as a member of our Board and the Audit Committee of our Board (the “Audit Committee”).

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Proposal 1: Election of Directors

Directors with Terms Expiring at the 2020 Annual Meeting of Stockholders

Jeffrey Tuder	Director since June 2017

Mr. Tuder, age 46, was appointed to the Board in June 2017. Mr. Tuder is and has been the Founder and Managing Member of Tremson Capital Management, LLC (“Tremson”), a private investment firm focused on identifying and investing in securities of undervalued publicly-traded companies since April 2015 and has been a Partner of Ambina Partners, a private investment firm that makes private equity and credit investments since June 2017. Prior to founding Tremson, he held positions at SEC-registered investment advisors that primarily invest in undervalued securities of publicly traded companies, including serving as the Director of Research for KSA Capital Management, LLC from 2012 until April 2015 and as a Senior Analyst at JHL Capital Group, LLC during 2011. From 2007 until 2010, Mr. Tuder was a Managing Director of CapitalSource Finance, LLC, a publicly-traded commercial finance company, where he analyzed and underwrote special situation credit investments in the leveraged loan and securitized bond markets. From 2005 until 2007, Mr. Tuder was a member of the investment team at Fortress Investment Group, LLC (“Fortress”), where he analyzed, underwrote and managed private equity investments for several of Fortress’s private equity investment vehicles. Mr. Tuder began his career in various investment capacities at Nassau Capital, a privately-held investment firm that managed the private portion of Princeton University’s endowment and ABS Capital Partners, a private equity firm affiliated with Alex Brown & Sons. Mr. Tuder has served on the board of directors of SeaChange International Inc. (SEAC), a video delivery platform provider since February 2019 where he is Chairman of the Audit Committee, and on the board of directors of Allparts Music Corporation, a musical instrument parts supplier, since January 2018. Mr. Tuder previously served on the board of directors of MRV Communications, Inc. (MRVC), a communications equipment and services company, until August 2017, where he also served as Chairman of the audit committee prior to its sale to Adva Optical Networking. Mr. Tuder also serves as a director of a number of privately held companies. Mr. Tuder received a Bachelor of Arts degree from Yale University. Mr. Tuder’s private equity and hedge fund investment experience, his expertise in evaluating both public and private investment opportunities across numerous industries, and his ability to think creatively in considering ways to maximize long-term shareholder value provide a valuable background for him to serve as a member of our Board, as Chair of our Audit Committee and as a member of each of the Compensation Committee of our Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee.

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Proposal 1: Election of Directors

James B. Avery	Director since August 2018

Mr. Avery, age 55, was appointed to the Board in August 2018 pursuant to the terms of the Purchase Agreement. Mr. Avery joined Tavistock Group in July 2014 and is currently a Senior Managing Director. From 2003 to June 2014, Mr. Avery was a Managing Director and Co-Founder of GCA Savvian, a boutique investment bank, in addition to holding the position of Representative Director for GCA Corporation, GCA Savvian’s parent company publicly traded on the Tokyo Stock Exchange. Prior to GCA Savvian, Mr. Avery spent 10 years at Morgan Stanley, working in the New York and Silicon Valley offices where he advised clients across a number of industries on strategic, merger & acquisition and capital market transactions. Mr. Avery has also held roles at Edward M. Greenberg Associates, Burson-Marsteller, Westdeutsche Landesbank, and Republic National Bank of New York. Mr. Avery is currently a member of the board of directors of RoundPoint Mortgage Servicing Corporation and Boxer Capital. Mr. Avery received his Bachelor of Science in Finance from Miami University in 1986. Mr. Avery’s management background and expertise in strategic corporate matters and capital markets provide a valuable background for him to serve as a member of our Board, as Chairman of our Nominating and Corporate Governance Committee, and as a member of the Compensation Committee.

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Proposal 1: Election of Directors

Director with Term Expiring at the 2021 Annual Meeting of Stockholders

Robert Pons	Director since October 2014

Mr. Pons, age 63, was originally appointed to the board of directors of Novatel Wireless, Inc., our predecessor issuer, in October 2014 pursuant to the terms of the Investors’ Rights Agreement, dated September 8, 2014, by and between Novatel Wireless, Inc. and HC2 Holdings 2, Inc. (“HC2”) and became a member of the Board in connection with the internal reorganization that was completed in November 2016. Mr. Pons was re-elected to the Board in 2018. Mr. Pons is the President and Chief Executive Officer of Spartan Advisors Inc., a management consulting firm specializing in telecom and technology companies. From May 2014 until January 2017, he was Executive Vice President of Business Development and from September 2011 until June 2016 was on the board of directors of HC2 Holdings, Inc. (NYSE MKT: HCHC), a publicly traded diversified holding company with a diverse array of operating subsidiaries, including telecom/infrastructure, construction, energy, technology, gaming and life sciences companies. From February 2011 to April 2014, Mr. Pons was Chairman of Live Micro Systems, Inc. (formerly Livewire Mobile), a comprehensive one-stop digital content solution for mobile carriers. From January 2008 until February 2011, Mr. Pons was Senior Vice President of TMNG Global (now Cartesian), a leading provider of professional services to the telecommunications industry and the capital formation firms that support it. From January 2003 until April 2007, Mr. Pons served as President and Chief Executive Officer of Uphonia, Inc. (previously SmartServ Online, Inc.), a wireless applications service provider. From March 1999 to August 2003, Mr. Pons was President of FreedomPay, Inc., a wireless device payment processing company. During the period January 1994 to March 1999, Mr. Pons was President of Lifesafety Solutions, Inc., a software company catering to 911 call centers. Mr. Pons currently also serves on the board of directors of SeaChange International Inc. (SEAC), a video delivery platform provider, and on the board of directors of Alaska Communications (ALSK), a provider of advanced broadband and managed IT services. Mr. Pons previously served on the boards of directors of Network-1 Technologies, Inc., Arbinet Corporation, PTGi, Inc., HC2 Holdings, Inc., Proxim Wireless Corporation, MRV Communications, Inc., DragonWave-X and Concurrent Computer Corporation. Mr. Pons holds a Bachelor of Arts degree from Rowan University with Honors. Mr. Pons has over 30 years of management experience with telecommunications companies including MCI, Inc., Sprint, Inc. and Geotek, Inc. Mr. Pons’s experience serving on public company boards of directors, his knowledge and expertise as a pioneer in the telecommunications industry and his experience as a senior level executive working in the telecommunications industry provide a relevant and informed background for him to serve as a member of our Board, as Chair of the Compensation Committee and as a member of each of the Audit Committee and the Nominating and Corporate Governance Committee.

In the vote on the election of each director nominee, stockholders may:

•	Vote FOR the nominee; or
•	WITHHOLD authority to vote for the nominee.

✓	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

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Corporate Governance

CORPORATE GOVERNANCE

Director Independence

Under the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must be independent. The Board has determined that our current non-management directors, Messrs. Avery, Miller, Pons and Tuder, are each “independent” within the meaning of the NASDAQ listing requirements. Mr. Mondor is not “independent” under the NASDAQ listing requirements because he is an employee of the Company.

Director Nominations

Qualifications. The Nominating and Corporate Governance Committee considers a number of factors in its evaluation of director candidates, including the members of the Board eligible for re-election. These factors include relevant business experience, expertise, character, judgment, length of potential service, diversity, independence, other commitments and the current needs of the Board and its committees. In the case of incumbent directors, the Nominating and Corporate Governance Committee also considers a director’s overall service to the Company during his or her term, including the number of meetings attended, level of participation and quality of performance.

While the Nominating and Corporate Governance Committee has not established specific criteria related to a director candidate’s education, experience level or skills, it expects qualified candidates will have appropriate experience and a proven record of business success and leadership. The Nominating and Corporate Governance Committee believes the Board should be comprised of a diverse group of individuals with significant and relevant senior management and leadership experience, an understanding of technology relevant to the Company and its business, a long-term and strategic perspective and the ability to advance constructive debate and a global perspective. While the Board considers diversity in its evaluation of candidates, the Board does not have a policy specifically focused on diversity.

The Nominating and Corporate Governance Committee has adopted a retirement policy that provides that a non-management director will not be nominated for a term that would begin after such director’s 72nd birthday. The policy enables the Board to approve the nomination of a non-management director after the age of 72 if, due to special or unique circumstances, it is in the best interest of the Company and its stockholders that such director continue to be nominated for re-election to the Board.

Stockholder Recommendations and Nominations. The Nominating and Corporate Governance Committee considers recommendations of potential director candidates from stockholders based on the same criteria as a candidate identified by an individual director or the Nominating and Corporate Governance Committee.

In order to nominate a person for election at our next annual meeting of stockholders, a stockholder must provide timely notice in proper form and delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 120th day nor later than the close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, the recommendation must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the 90th day prior to such annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting of stockholders was first made. A stockholder’s notice recommending a candidate must include the following:

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Corporate Governance

•	As to each Nominating Person (as defined below):

(i)	the name and address of such Nominating Person (including, if applicable, the name and address that appear on the Company’s books and records); and

(ii)

the class or series and number of shares of the Company’s common stock that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”)) by such Nominating Person;

•	As to each Nominating Person, any Disclosable Interests (as defined in Section 5(c)(ii) of the Amended and Restated Bylaws of the Company (the “Bylaws”));

•	As to each Nominating Person:

(i)

a representation that the Nominating Person is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose the recommendation; and

(ii)

a representation as to whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the recommendation and/or (2) otherwise to solicit proxies or votes from stockholders in support of the recommendation; and

•	As to each person whom a Nominating Person proposes to nominate for election as a director:

(i)

all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii)

a description of all direct and indirect compensation and other material agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective associates or any other participants in such solicitation, and any other persons with whom such proposed nominee (or any of his or her respective associates or other participants in such solicitation) is Acting in Concert (as defined in Section 5(c) of the Bylaws), on the other hand; and

(iii)	a completed and signed questionnaire, representation, and agreement as provided in Section 6(h) of the Bylaws.

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Corporate Governance

For purposes of this Proxy Statement, the term “Nominating Person” shall mean:

(i)	the stockholder providing the notice of the nomination proposed to be made at the meeting;

(ii)	the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made;

(iii)	any participant with such stockholder or beneficial owner in such solicitation or associate of such stockholder or beneficial owner; and

(iv)

any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert (as defined in Section 5(c) of the Bylaws).

The Nominating Person’s notice must be signed and delivered to the following address:

Inseego Corp.

c/o Secretary

9605 Scranton Road, Suite 300

San Diego, California 92121

Plurality Plus Voting for Directors; Director Resignation Policy

Our Corporate Governance Guidelines were amended by the Board in May 2019 to contain a “plurality plus” voting standard for the election of directors. Pursuant to our Bylaws, directors are elected by a plurality of the votes cast at a meeting of stockholders. However, the newly adopted “plurality plus” voting standard provides that, in an uncontested election (that is, an election where the number of persons properly nominated to serve as directors does not exceed the number of directors to be elected), the Board will nominate for election or re-election as a director only candidates who agree to tender, prior to being nominated, irrevocable resignations that will be effective if (i) the candidate receives more “WITHHOLD” votes than “FOR” votes at an annual meeting at which they are elected, and (ii) the Board accepts the resignation.

If a director receives more “WITHHOLD” votes than “FOR” votes at an annual meeting at which he or she is elected, the Nominating and Corporate Governance Committee will act on an expedited basis to consider whether the Board should accept or reject such director’s resignation and will submit a recommendation to the Board for prompt consideration by the Board. The Nominating and Corporate Governance Committee will consider all factors deemed relevant by the members of such committee when considering whether the Board should accept or reject such director’s resignation. The Board then is required to act on the committee’s recommendation no later than ninety (90) days after certification of stockholder vote for the election, provided that the period may be extended by an additional ninety (90) days if the Board determines that such an extension is in the best interest of the Company and its stockholders. A director whose resignation is under consideration is expected to abstain from any decisions by either the Nominating and Corporate Governance Committee or the Board regarding such director’s resignation.

Following the Board’s decision, we will promptly disclose the Board’s decision to accept or reject the resignation by filing a Current Report on Form 8-K, including a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics that is applicable to all of our directors, officers and employees. The purpose of the Code of Conduct and Ethics is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report concerns regarding possible unethical or unlawful conduct and to help enhance and

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Corporate Governance

formalize our culture of integrity, respect and accountability. We distribute copies of the Code of Conduct and Ethics to, and conduct periodic training sessions regarding its content for, our newly elected directors and newly hired officers and employees. We will post information regarding any amendment to, or waiver from, our Code of Conduct and Ethics on our website as required by applicable law. A copy of our Code of Conduct and Ethics is available on our website at investor.inseego.com under “Governance”.

Communications with the Board

Stockholders and other interested parties may communicate with the Board, the non-management directors or specific directors by mail addressed to:

Inseego Corp.

c/o Secretary

9605 Scranton Road, Suite 300

San Diego, California 92121

The communication should clearly indicate whether it is intended for the Board, the non-management directors or a specific director. Our Secretary will review all communications and will, on a periodic basis, forward all communications to the appropriate director or directors, other than those communications that are merely solicitations for products or services or that relate to matters that are clearly improper or irrelevant to the functioning of the Board.

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Information Regarding the Board and its Committees

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

The Board currently consists of five members, four of whom are non-management directors. The Board is divided into three classes with each class serving a three-year term. The term of one class expires at each annual meeting of stockholders of the Company.

There are no family relationships among any of our directors and/or executive officers. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Board Meetings and Director Attendance

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all meetings of the Board and the committees on which he serves. In 2018, the Board met four times and each incumbent Board member attended at least 75% of the meetings of the Board and the committees on which he served during the period for which he was a director or committee member.

Annual Meeting of Stockholders

While we encourage our directors to attend our annual meetings of stockholders, we do not have a formal policy regarding their attendance. Messrs. Pons and Mondor attended the 2018 annual meeting of stockholders, as did Mr. Miller even though he had not yet been appointed to serve on the Board.

Board Committees

The Board currently has three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Each committee operates under a written charter adopted by the Board. All of the charters are publicly available on our website at investor.inseego.com under “Governance.” You may also obtain a copy of these charters upon sending a written request to our Secretary at our principal executive offices.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board appoints committee members annually. The table below sets forth the current composition of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James B. Avery		✓	☑
Brian Miller	✓
Robert Pons	✓	☑	✓
Jeffrey Tuder	☑	✓	✓

☑ Chair    ✓ Member

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements and internal control over financial reporting.

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Information Regarding the Board and its Committees

The functions and responsibilities of the Audit Committee include:

•	engaging our independent registered public accounting firm and conducting an annual review of the independence of that firm;

•	reviewing with management and the independent registered public accounting firm the scope and the planning of the annual audit;

•	reviewing the annual audited financial statements and quarterly unaudited financial statements with management and the independent registered public accounting firm;

•	reviewing the findings and recommendations of the independent registered public accounting firm and management’s response to the recommendations of that firm;

•	discussing with management and the independent registered public accounting firm, as appropriate, the Company’s policies with respect to financial risk assessment and financial risk management;

•	overseeing compliance with applicable legal and regulatory requirements, including ethical business standards;

•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	preparing the Audit Committee Report to be included in our annual proxy statement;

•	monitoring ethical compliance, including review of related party transactions; and

•	periodically reviewing the adequacy of the Audit Committee charter.

In 2018, the Audit Committee met five times.

Our independent registered public accounting firm reports directly to the Audit Committee. Each member of the Audit Committee must have the ability to read and understand fundamental financial statements and at least one member must have past employment experience in finance or accounting, and the requisite professional certification in accounting or another comparable experience or background. The Board has determined that each member of the Audit Committee is “independent” as defined by the NASDAQ listing requirements and SEC rules. The Board has also determined that Mr. Tuder, the Chair of the Audit Committee, meets the requirements of an “audit committee financial expert” as defined by SEC rules.

Compensation Committee

The Compensation Committee establishes, administers and oversees compliance with our policies, programs and procedures for compensating our executive officers and the Board.

The functions and responsibilities of the Compensation Committee include:

•	establishing and reviewing our general compensation policies and levels of compensation applicable to our executive officers and our non-management directors;

•	evaluating the performance of, and determining the compensation for, our executive officers, including our Chief Executive Officer;

•	reviewing regional and industry-wide compensation practices in order to assess the adequacy and competitiveness of our executive compensation programs;

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Information Regarding the Board and its Committees

•

administering our employee benefits plans, including approving awards of stock, restricted stock units (“RSUs”) and stock options to employees and other parties under our equity incentive compensation plans; and

•	periodically reviewing the adequacy of the Compensation Committee charter.

In 2018, the Compensation Committee met six times. The Board has determined that each member of the Compensation Committee is “independent” as defined by the NASDAQ listing requirements and SEC rules.

Compensation Committee’s Role in Establishing Compensation

The Compensation Committee makes all compensation decisions for our executive officers, including grants of equity awards. The Compensation Committee believes that one of its key functions is to help ensure that our executives are fairly and reasonably compensated based on their performance and contribution to the Company’s growth and profitability, and it seeks to make compensation decisions that support our compensation philosophy and objectives. The agenda for meetings of the Compensation Committee is determined by its Chair, with the assistance of our Chief Executive Officer and our Chief Financial Officer.

The Compensation Committee has the sole authority to retain and supervise one or more outside advisors, including outside counsel and consulting firms, to advise the Compensation Committee on executive and director compensation matters and to terminate any such adviser. In addition, the Compensation Committee has the sole authority to approve the fees of an outside adviser and other terms of such adviser’s retention by the Company. Since late 2014, the Compensation Committee has retained Compensia, Inc. (“Compensia”) as its compensation consultant.

The compensation consultant’s role is to provide independent third-party advice to assist the Compensation Committee in evaluating and designing our executive compensation policies and programs, including:

●	providing recommendations regarding the composition of our comparator group;

●

reviewing and assisting with recommendations regarding current executive compensation levels relative to the market and our performance, including with respect to the retention and promotion of executive officers;

●	advising on trends in executive compensation, including best practices; and

●	advising on aligning pay and performance.

The Compensation Committee is responsible for reviewing fees paid to compensation consultants to ensure that the consultants maintain their objectivity and independence when rendering advice to the Compensation Committee regarding executive compensation matters.

The Compensation Committee reviewed the services provided by Compensia to the Compensation Committee and based on this review has determined that the provision of such services did not give rise to any conflict of interest, taking into account such factors as required by the SEC and applicable law and such other factors as the Compensation Committee determined to be relevant.

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion. In addition, the Compensation Committee may delegate to management certain duties and responsibilities regarding our benefit plans, including for example, the authority to grant equity awards to non-officer employees of the Company.

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Information Regarding the Board and its Committees

Management’s Role in Establishing Compensation

Our Chief Executive Officer and our Chief Financial Officer attend Compensation Committee meetings to discuss matters under consideration by the Compensation Committee and to answer questions regarding those matters. The Compensation Committee also regularly meets in executive sessions without any members of management present.

The Compensation Committee members hold discussions with our Chief Executive Officer concerning the compensation for other executive officers. Our Chief Executive Officer provides his assessment of each individual’s responsibilities, contribution to the Company’s results and potential for future contributions to the Company’s success. The Compensation Committee considers this input, but has final authority to set the compensation amounts for all executive officers in its discretion. The Compensation Committee discusses proposals for our Chief Executive Officer’s compensation package with him but always makes final decisions regarding his compensation when he is not present. The Compensation Committee also reviews market data and other relevant information provided by the compensation consultant when considering competitive and market factors in compensation, elements of compensation packages and possible changes to the compensation of our executive officers.

With oversight by the Compensation Committee, our human resources department administers our executive compensation program to implement the compensation decisions made by the Compensation Committee for our executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee considers, evaluates and nominates director candidates, including the members of the Board eligible for re-election and the recommendations of potential director candidates from stockholders.

The functions and responsibilities of the Nominating and Corporate Governance Committee include:

•	developing and recommending a set of corporate governance guidelines applicable to the Company;

•

identifying and evaluating candidates to serve on the Board, including determining whether incumbent directors should be nominated for re-election to the Board, and reviewing and evaluating director nominees submitted by stockholders;

•	reviewing possible conflicts of interest of prospective Board members;

•	recommending director nominees;

•	establishing procedures and guidelines for individuals to be considered to become directors;

•	recommending the appropriate size and composition of the Board and each of its committees;

•	overseeing periodic evaluations of the performance of the Board, the Board committees and the directors;

•	monitoring the continued legal compliance of our established principles and policies; and

•	periodically reviewing the adequacy of the Nominating and Corporate Governance Committee charter.

In 2018, the Nominating and Corporate Governance Committee met four times. The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined by the NASDAQ listing requirements.

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Information Regarding the Board and its Committees

Board Leadership Structure

Our Board is chaired by Mr. Mondor who is also our Chief Executive Officer. We do not currently have a lead independent director. Our Board believes that Mr. Mondor is best situated to serve as Chairman because he is the director who is most familiar with our business and the telecommunications and technology industries, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and is therefore, best positioned to ensure that the Board’s time and attention are focused on the most critical matters. In addition, we have a majority of independent directors with a discrete and independent committee system, and hold regular meetings of non-management directors in executive session.

While its optimal leadership structure may change over time, the Board believes that its current structure provides good corporate governance, accountability, and effective oversight of the Company’s management.

Board’s Role in Risk Oversight

The Board plays an active role in the Company’s risk oversight and is responsible for overseeing the processes established to report and monitor systems that mitigate material risks applicable to the Company. The Board delegates certain risk management responsibilities to the committees of the Board. The Audit Committee reviews and discusses with management the Company’s policies regarding risk assessment and risk management and the Company’s significant financial risk exposures and the actions that management has taken to limit, monitor or control those exposures. The Compensation Committee reviews the compensation of the Company’s executive officers at least annually and considers the design of compensation programs and arrangements and potential risks presented thereby. The Nominating and Corporate Governance Committee considers potential risks presented by corporate governance issues affecting the Company and makes recommendations to the Board as appropriate. Each of these committees regularly reports to the Board on matters that involve the specific areas of risk that each committee oversees. The Board also receives regular reports on the Company’s risk management from senior representatives of the Company’s independent registered public accounting firm.

Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board. Upon the recommendation of the Compensation Committee, the Board makes all compensation decisions for our non-management directors. In recommending director compensation, the Compensation Committee considers, among other things, the amount of time required of directors to fulfill their duties. A director who is also an employee of the Company does not receive additional compensation for serving as a director.

Cash Compensation. The Board has approved the following components of the annual cash retainer fee to our non-management directors for Board and Board committee service in 2018 (which amounts are prorated for directors that only served for a portion of the year):

	Chair	Each Other Member
Board of Directors	$80,000	$40,000
Audit Committee	$20,000	$10,000
Compensation Committee	$14,000	$6,000
Nominating and Corporate Governance Committee	$10,000	$5,000

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Information Regarding the Board and its Committees

Equity-Based Compensation. The Board has approved the following components for equity compensation to be awarded to each non-management director of the Company:

•

An initial equity award upon joining the Board in the form of RSUs with an economic value of $145,000. The RSUs vest in three equal annual installments beginning with the first anniversary of the grant date.

•

Thereafter, an annual equity award in the form of either (i) RSUs with an economic value of $85,000 that vest in full on the first anniversary of the grant date, or (ii) at the director’s election, a combination of RSUs with an economic value of $42,500 that vest in full on the first anniversary of the grant date plus stock options that vest in full on the first anniversary of the grant date; with the number of stock options determined using a Black Scholes formula based on an approximate economic value of $42,500.

In February 2018, the Compensation Committee determined the number of RSUs to be awarded to each non-management director then in office (other than Mr. Licht) (46,196 RSUs based on an economic value of $85,000 and an assumed $1.84 per share estimated value), or the number of RSUs and stock options for directors who elected to receive a combination of RSUs and stock options (23,098 RSUs based on an economic value of $42,500 and an assumed $1.84 per share estimated value, and 28,446 stock options with an exercise price of $1.93 per share). The RSUs and RSU/stock option combinations were granted effective as of February 15, 2018 and vested in full on February 15, 2019, or in the case of the award granted to Mr. Falcone, on August 6, 2018 as described in footnote 4 to the table below. In February 2018, the Compensation Committee granted Mr. Licht 78,804 RSUs, vesting annually over three years, in recognition of the fact that he joined the Board in 2018. In addition, in February 2018, the Compensation Committee also granted Mr. Tuder 87,667 RSUs, vesting annually over two years from the grant date. The RSU award was based on an economic value of $161,307 and an assumed $1.84 per share estimated value. This award was a correction to award additional RSUs that should have been awarded to Mr. Tuder as part of his initial equity award in 2017.

Director Compensation Table. The table below summarizes the compensation paid to our non-management directors for service on the Board for the fiscal year ended December 31, 2018. In addition to the payments below, the Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)		Option Awards ($) (1)(2)	All Other Compensation ($)		Total ($)
James B. Avery(3)	24,000	77,742		—	—		101,742
Brian Miller	25,000	150,950		—	—		175,950
Robert Pons	72,750	89,158		—	—		161,908
Jeffrey Tuder	71,000	213,776		38,505	—		323,281
Philip Falcone(4)	40,000	44,579		38,505	—		123,084
Mark Licht	30,500	152,092	(5)	—	108,487	(6)	291,079

(1)

Represents the aggregate grant date fair value of the equity awards granted in 2018 as computed in accordance with Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 8, Share-based Compensation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

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Information Regarding the Board and its Committees

(2)

The following table shows, for each of our non-management directors, the aggregate number of shares subject to stock and option awards outstanding as of December 31, 2018. All option awards reported in the table below were vested in full as of December 31, 2018.

Name	Stock Awards (#)	Option Awards (#)
James B. Avery	—	—
Brian Miller	42,521	—
Robert Pons	46,196	100,000
Jeffrey Tuder	110,765	28,446
Philip Falcone	—	—
Mark Licht	—	—

(3)

Mr. Avery was entitled to receive an initial equity award in 2018 in connection with joining the Board in 2018. However, the initial equity award of 42,521 RSUs, with an economic value of $77,741.84 based on an assumed $1.84 per share estimated value, was actually granted on February 15, 2019. As required by the terms of his employment with Tavistock Financial, LLC, all cash director fees earned by Mr. Avery are paid to Tavistock Foundation, Inc., a non-profit incorporated and existing under the laws of the State of Florida. In addition, Mr. Avery is obligated to transfer any shares issued pursuant to any equity awards made to him by the Company, or the economic benefits thereof, to Tavistock Financial LLC.

(4)

Mr. Falcone resigned from the Board effective as of August 6, 2018. Upon his resignation, the Board voted to accelerate vesting of all outstanding RSU awards and stock options held by Mr. Falcone, which as a result vested on August 6, 2018.

(5)

Mr. Licht resigned from the Board effective as of August 6, 2018. Upon his resignation, the Board voted to accelerate vesting of one-third of all outstanding RSU awards held by Mr. Licht, which as a result vested on August 6, 2018.

(6)

Represents cash fees paid to Mr. Licht pursuant to the Consulting Agreement described below, as well as an equity award of 42,814 immediately vesting RSUs, with an economic value of $83,487, that was issued to Mr. Licht upon execution of the Consulting Agreement.

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Information Regarding Our Executive Officers

INFORMATION REGARDING OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers:

Executive	Age	Title
Dan Mondor	63	Chairman and Chief Executive Officer
Stephen Smith	60	Executive Vice President and Chief Financial Officer

Dan Mondor has served as the Company’s Chief Executive Officer and a member of our Board since June 2017. Mr. Mondor also served as President of the Company from June 2017 until August 2018, when he was appointed to serve as Chairman of our Board. Prior to joining the Company, from April 2016 to June 2017, Mr. Mondor provided corporate strategy and M&A advisory services to the telecommunications industry through his private consulting firm, The Mondor Group, LLC. From March 2015 to March 2016, he was President and Chief Executive Officer of Spectralink Corporation, a private equity-owned global company that designs and manufactures mobile-workforce telecommunications products, including Android based industrial WiFi devices, for global enterprises. From April 2008 to November 2014, Mr. Mondor was the President and Chief Executive Officer of Concurrent Computer Corporation, a global company that designs and manufactures IP video delivery systems and real-time Linux based software solutions for the global services provider, military, aerospace and financial services industries. From February 2007 to March 2008, he was President of Mitel Networks, Inc., a subsidiary of Mitel Networks Corporation, a global company that designs and manufactures business communications systems and mobile communications technology that serve the enterprise and wireless carrier markets. Prior to that, Mr. Mondor held a number of executive management positions at Nortel Networks, including Vice President and General Manager of Enterprise Network Solutions and Vice President of Global Marketing for Nortel’s $10 billion Optical Internet business. Mr. Mondor holds a Master of Science degree in Electrical Engineering from the University of Ottawa and a Bachelor of Science degree in Electrical Engineering from the University of Manitoba.

Stephen Smith has served as our Executive Vice President and Chief Financial Officer since August 2017. Prior to joining the Company, Mr. Smith served as a financial consultant serving multiple software-as-a-service, medical technology and technology device businesses, and has served as interim Chief Financial Officer of TetraVue Inc., a developer of high definition 4D LIDAR technology, since February 2017. From 2012 to March 2016, Mr. Smith served as Chief Financial Officer and Head of Operations for Micropower Technologies, a private equity-backed business engaged in the development and sale of platforms enabling extreme low-power wireless video surveillance systems. From 2005 to 2012, Mr. Smith ran his own consulting business and also served as President of XiTron Technologies, a development stage biotech firm that was sold to ImpediMed Ltd., a publicly-traded medical device company, in 2007. From 1999 to 2005, Mr. Smith served as Senior Vice President and Chief Financial Officer of Applied Micro Circuits Corporation, a publicly-traded semiconductor company that designs network and embedded power architecture, optical transport and storage solutions. Mr. Smith serves as a director of Niels Brock/CIBU, a Denmark-based International Business University. Mr. Smith holds a Bachelor of Science degree in Accounting from Arizona State University.

There are no family relationships among any of our executive officers and/or directors. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our current executive officers.

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Compensation of Named Executive Officers

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers (“NEOs”) for the years ended December 31, 2018 and 2017. We have provided information for only three NEOs, because there were no other officers that oversaw a principal business unit, division or function or that performed a similar policy making function for the Company in 2018.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)	Total ($)
Dan Mondor	2018	507,532	1,692,500	(2)	296,153	(5)	138,205	2,634,389
Chairman and Chief Executive Officer	2017	257,596	543,300		166,685	(6)	71,601	1,039,182
Stephen Smith Executive Vice President and	2018	312,083	641,500	(2)	—		8,432	962,016
Chief Financial Officer	2017	104,865	184,280		—		1,650	290,795
Stephen Sek(7) Former Senior Vice President and	2018	127,381	—		—		205,368	332,749
Chief Technology Officer	2017	264,600	44,085		—		8,490	317,175

(1)

Represents the aggregate grant date fair value of the option awards granted in the respective fiscal year as computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 8, Share-based Compensation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)

Option awards to Mr. Mondor and Mr. Smith in 2018 were larger than previously estimated by the Company as target annual incentive compensation awards as a percentage of annual base salary for executives. These option awards were determined by the Compensation Committee in connection with compensation increases awarded to Messrs. Mondor and Smith.

(3)	Represents cash awards under our annual incentive compensation plans.
(4)	See the All Other Compensation table below for additional information.
(5)

In January 2019, the Board (i) approved a bonus payment of $286,000 for Mr. Mondor based on his achievement during 2018 of certain key corporate milestones associated with the Company’s corporate turn-around strategy as identified by the Compensation Committee and (ii) agreed with Mr. Mondor that, in order to conserve cash, such payment would be made pursuant to an award of immediately vesting RSUs under the Incentive Plan; the economic value of the RSUs on the effectiveness of the grant was $296,153.

(6)

In April 2018, the Board (i) approved a bonus payment of $166,685 for Mr. Mondor based on his achievement during 2017 of certain key corporate milestones associated with the Company’s corporate turn-around strategy as identified by the Compensation Committee and (ii) agreed with Mr. Mondor that, in order to conserve cash, such payment would be made pursuant to an award of immediately vesting RSUs under the Incentive Plan.

(7)	Mr. Sek resigned from his position as Senior Vice President and Chief Technology Officer effective as of June 25, 2018.

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Compensation of Named Executive Officers

All Other Compensation

The following table sets forth information concerning All Other Compensation in the table above:

Name	Year	Life Insurance Premiums Paid by Company ($)	Accrued but Unpaid Vacation Paid Upon Termination ($)	401(k) Employer Match ($)	Other Compensation ($)		Total ($)
Dan Mondor	2018	630	—	7,950	129,625	(1)	138,205
	2017	270	—	6,750	64,581	(1)	71,601
Stephen Smith	2018	630	—	7,802	—		8,432
	2017	225	—	1,425	—		1,650
Stephen Sek	2018	315	27,694	4,658	172,701	(2)	205,368
	2017	540	—	7,950	—		8,490

(1)	Living expense allowance plus tax gross-up.
(2)	Severance compensation, including COBRA costs paid by the Company. Also includes $20,000 paid to Mr. Sek pursuant to the terms of a consulting agreement.

Employment Agreements

Dan Mondor. On June 6, 2017, the Board appointed Mr. Mondor to serve as the Company’s President and Chief Executive Officer pursuant to the terms of an employment offer letter agreement. Under the terms of the offer letter, Mr. Mondor was entitled to receive an initial annual base salary of $450,000 as compensation for his services as President and Chief Executive Officer. On June 6, 2017, pursuant to the terms of the offer letter, the Company granted Mr. Mondor stock options to purchase 750,000 shares of the Company’s common stock, with a per share exercise price of $0.94, the closing price of the Company’s common stock on the grant date. These options vested in full on the first anniversary of the grant date. Mr. Mondor’s offer letter includes an annual target bonus equal to 65% of his annual base salary (subject to achievement of certain performance goals to be established by the Compensation Committee), as well as the potential to receive an aggregate annual bonus of up to 130% of his annual base salary (subject to achievement of certain “stretch goals” to be established by the Committee in its sole discretion). On October 26, 2017, pursuant to an amendment to the offer letter, the Company agreed to provide reimbursement of certain of Mr. Mondor’s living expenses, including a related tax gross-up. On June 6, 2018, the Company increased Mr. Mondor’s annual base salary to $550,000. Mr. Mondor served as President of the Company from June 2017 until August 2018, when he was appointed to serve as Chairman of our Board. Mr. Mondor has also entered into a Change in Control and Severance Agreement with the Company. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Stephen Smith. On August 21, 2017, the Board appointed Mr. Smith to serve as the Company’s Executive Vice President and Chief Financial Officer pursuant to the terms of an employment offer letter agreement. Under the terms of the offer letter, Mr. Smith was entitled to receive an initial annual base salary of $285,000 as compensation for his services as Executive Vice President and Chief Financial Officer. On July 27, 2018, the Company increased Mr. Smith’s annual base salary to $350,000. On August 21, 2017, pursuant to the terms of the offer letter, the Company granted Mr. Smith stock options to purchase 200,000 shares of the Company’s common stock, with a per share exercise price of $1.16, the closing price of the Company’s common stock on the grant date. Mr. Smith has also entered into a Change in Control and Severance Agreement with the Company. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

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Compensation of Named Executive Officers

Stephen Sek. On March 13, 2015, the Board appointed Mr. Sek to serve as the Company’s Senior Vice President and Chief Technology Officer. Upon his appointment, Mr. Sek was initially entitled to receive an annual base salary of $252,000 as compensation for his services as Senior Vice President and Chief Technology Officer. In 2016, the Company increased Mr. Sek’s annual base salary to $264,600. For a description of the severance benefits provided under Mr. Sek’s Change in Control and Severance Agreement and our other severance agreements, see — Potential Payments Upon Termination or Change-in-Control— Severance Agreements. Mr. Sek resigned from his position as Senior Vice President and Chief Technology Officer effective as of June 25, 2018.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers (each, an “Indemnitee”). In general, the indemnification agreements provide that, subject to certain limitations, the Company will indemnify and hold harmless each Indemnitee against all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee or on such Indemnitee’s behalf, in connection with certain pending, completed or threatened proceedings, as defined in the indemnification agreements, if the Indemnitee acted in good faith and reasonably in the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the stock options and RSUs held by our NEOs that were outstanding at December 31, 2018.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)		Option Exercise Price ($)	Option Expiration Date
Dan Mondor	6/6/2018	—	1,250,000		2.00	6/6/2028
	6/6/2017	750,000	—		0.94	6/6/2027
Stephen Smith	7/30/2018	—	500,000	(2)	1.80	7/30/2028
	8/21/2017	66,667	133,333	(2)	1.16	8/21/2027
Stephen Sek(3)	4/13/2015	—	70,000		5.51	7/22/2019
	3/16/2015	—	30,000		4.54	7/22/2019

(1)

Unless otherwise indicated, stock options are scheduled to vest over a three-year period, with one-third vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the third anniversary of the grant date.

(2)

Stock options scheduled to vest over a four-year period, with one-fourth vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of the grant date.

(3)

As described above, Mr. Sek resigned from his position as Senior Vice President and Chief Technology Officer effective as of June 25, 2018. All equity awards held by him at that time expired prior to December 31, 2018, except for these two stock options that will expire on July 22, 2019.

Potential Payments Upon Termination or Change-in-Control

We have historically provided severance benefits to our NEOs in the event the executive’s employment is terminated under certain circumstances following a change-in-control of the Company. We currently provide these

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Compensation of Named Executive Officers

benefits to Messrs. Mondor and Smith under separate severance agreements and previously provided these benefits to Mr. Sek under a severance agreement. We also provide severance benefits unrelated to a change-in-control to Messrs. Mondor and Smith under separate agreements and previously provided these benefits to Mr. Sek under a severance agreement. A description of the material terms of the agreements, including the severance benefits payable under these agreements, if any, is set forth below.

Severance Agreements

Dan Mondor. The Company entered into a Change-in-Control and Severance Agreement with Mr. Mondor on June 6, 2017 and the agreement was amended and restated on June 6, 2018. Under the terms of this amended agreement, if Mr. Mondor’s employment is terminated by the Company without Cause or by Mr. Mondor for Good Reason not in connection with a Change-in-Control, then Mr. Mondor is entitled to the following severance benefits:

•	an amount equal to Mr. Mondor’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to Mr. Mondor under our compensation plans;

•

if the termination occurs within eighteen months of June 6, 2018, an amount equal to eighteen months of Mr. Mondor’s base salary, or if the termination occurs after the expiration of such period, an amount equal to twelve months of Mr. Mondor’s base salary;

•

immediate vesting of the portion of Mr. Mondor’s outstanding equity awards under our compensation plans that would have vested or become exercisable had his employment continued through the next vesting date;

•

a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals; and

•

continued participation for Mr. Mondor and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately prior to the termination, until the last date that severance compensation is paid to Mr. Mondor under the agreement;

provided, however, that in order to receive the aforementioned severance benefits, Mr. Mondor must deliver to the Company a general release of all claims against the Company and its affiliates effective no more than 55 days after termination of his employment (the “Release Requirement”).

Subject to satisfaction of the Release Requirement, Mr. Mondor is entitled to the following severance benefits, in lieu of the benefits described above, if Mr. Mondor’s employment is terminated by the Company without Cause or by Mr. Mondor for Good Reason during a Change-in-Control Period:

•	an amount equal to Mr. Mondor’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to Mr. Mondor under our compensation plans;

•	an amount equal to the sum of 18 months of Mr. Mondor’s base salary;

•	an amount equal to 12 months of Mr. Mondor’s target annual bonus opportunity;

•	immediate vesting of outstanding equity awards under our compensation plans; and

•	continued participation for up to 18 months by Mr. Mondor and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately before the termination.

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Compensation of Named Executive Officers

Stephen Smith and Stephen Sek. The Company entered into a Change-in-Control and Severance Agreement with Mr. Sek in April 2015 and with Mr. Smith in August 2017 (collectively, the “Executives”).

Under the terms of these agreements, if the employment of the Executive is terminated by the Company without Cause or by the Executive for Good Reason not in connection with a Change-in-Control, then the Executive is entitled to the following severance benefits:

•	an amount equal to the Executive’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the Executive under our compensation plans;

•	an amount equal to six months of the Executive’s base salary, payable in cash in the form of salary continuation;

•

immediate vesting of the portion of the Executive’s outstanding equity awards under our compensation plans that would have vested or become exercisable had his employment continued through the next vesting date;

•

a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals; and

•	continued participation for up to nine months by the Executive and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately prior to the termination;

provided, however, that in order to receive the aforementioned severance benefits, the Executive must satisfy the Release Requirement.

Under these agreements, subject to satisfaction of the Release Requirement, each Executive is entitled to the following severance benefits, in lieu of the benefits described above, if such Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason during a Change-in-Control Period:

•	an amount equal to the Executive’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the Executive under our compensation plans;

•	an amount equal to the sum of 18 months of the Executive’s base salary;

•	an amount equal to 12 months of the Executive’s target annual bonus opportunity;

•	immediate vesting of outstanding equity awards under our compensation plans; and

•	continued participation for up to 18 months by the Executive and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately before the termination.

The Change-in-Control and Severance Agreements described above utilize the following definitions:

“Cause” means:

•	any act of material misconduct or material dishonesty by the NEO in the performance of his or her duties;

•

any willful failure, gross neglect or refusal by the NEO to attempt in good faith to perform his or her duties to the Company or to follow the lawful instructions of the Board (except as a result of physical or mental incapacity or illness) which is not promptly cured after written notice;

•	the NEO’s commission of any fraud or embezzlement against the Company (whether or not a misdemeanor);

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Compensation of Named Executive Officers

•	any material breach of any written agreement with the Company, which breach has not been cured by the NEO (if curable) within 30 days after written notice thereof to the NEO by the Company;

•	the NEO’s being convicted of (or pleading guilty or nolo contendere to) any felony or misdemeanor involving theft, embezzlement, dishonesty or moral turpitude; and/or

•

the NEO’s failure to materially comply with the material policies of the Company in effect from time to time relating to conflicts of interest, ethics, codes of conduct, insider trading, or discrimination and harassment, or other breach of the NEO’s fiduciary duties to the Company, which failure or breach is or could reasonably be expected to be materially injurious to the business or reputation of the Company.

“Good Reason” means the occurrence, without the NEO’s consent, for more than thirty days after such NEO provides the Company a written notice detailing such conditions of:

•	a material diminution in his or her base compensation;

•	a material diminution in his or her job responsibilities, duties or authorities; or

•	a relocation of his or her principal place of work by more than 50 miles.

“Change-in-Control” means:

•	a transaction after which an individual, entity or group owns 50% or more of the outstanding shares of our common stock, subject to limited exceptions;

•	a sale of all or substantially all of the Company’s assets; or

•

a merger, consolidation or similar transaction, unless immediately following such transaction (a) the holders of our common stock immediately prior to the transaction continue to beneficially own more than 50% of the combined voting power of the surviving entity in substantially the same proportion as their ownership immediately prior to the transaction, (b) no person becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding shares of the voting securities eligible to elect directors of the surviving entity and (c) at least a majority of the members of the board of directors of the surviving entity immediately following the transaction were also members of the Board at the time the Board approved the transaction.

“Change-in-Control Period” means the period commencing 30 days prior to a Change-in-Control and ending on the 12-month anniversary of such Change-in-Control.

Equity Award Agreements

The following is a summary of the material terms applicable to the outstanding equity awards held by our NEOs as of December 31, 2018.

Incentive Plan. The award agreements covering grants of stock options and RSUs made to our NEOs under our Incentive Plan provide that the Board, in its discretion, may accelerate the vesting of any unvested stock options or RSUs in the event of a change-in-control.

Under our Incentive Plan, a “change-in-control” is defined as:

•	any person becoming the beneficial owner of 50% or more of the combined voting power of the then-outstanding shares of our common stock, subject to certain exceptions;

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Compensation of Named Executive Officers

•

a majority of the Board ceasing to be comprised of directors who (a) were serving as members of the Board on May 11, 2018 or (b) became members of the Board after May 11, 2018 and whose nomination, election or appointment was approved by a vote of two-thirds of the then-incumbent directors;

•

a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or similar transaction, unless the holders of our common stock immediately prior to the transaction beneficially own more than 50% of the combined voting power of the shares of the surviving entity and certain other conditions are satisfied; or

•	a liquidation or dissolution of the Company approved by the Company’s stockholders.

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Compensation of Named Executive Officers

Equity Compensation Plan Information

As of December 31, 2018, the Company’s Amended and Restated 2000 Employee Stock Purchase Plan (the “Purchase Plan”), the Company’s 2018 Omnibus Incentive Compensation Plan (the “Incentive Plan”) and the Company’s 2015 Incentive Compensation Plan (the “2015 Incentive Plan”) were the only compensation plans under which securities of the Company were authorized for grant. The Purchase Plan and the Incentive Plan were approved by our stockholders. The 2015 Incentive Plan was adopted by the Board without stockholder approval pursuant to NASDAQ Listing Rule 5635. The 2015 Incentive Plan, which includes the same material terms as the Incentive Plan, may only be used for inducement grants to individuals to induce them to become employees of the Company or any of its subsidiaries, or, in conjunction with a merger or acquisition, to convert, replace or adjust outstanding stock options or other equity compensation awards, or for any other reason for which there is an applicable exception from the stockholder approval requirements of NASDAQ Listing Rule 5635, in each such case, subject to the applicable requirements of the NASDAQ Listing Rules. The following table provides information as of December 31, 2018 regarding the Company’s existing and predecessor plans:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of options outstanding		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	7,549,516	$2.04	(1)	4,049,962	(2)
Equity compensation plans not approved by security holders	1,246,696	$2.45		1,943,085	(3)

(1)

Amount is based on the weighted-average exercise price of vested and unvested stock options outstanding under the Incentive Plan and predecessor plans. RSUs, which have no exercise price, are excluded from this calculation.

(2)

Represents shares available for future issuance under the Purchase Plan and the Incentive Plan. As of December 31, 2018, there were 825,537 shares of our common stock available for issuance under the Purchase Plan and 3,224,425 shares of our common stock available for issuance under the Incentive Plan.

(3)	Represents shares available for future issuance under the 2015 Incentive Plan.

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Transactions with Related Persons

TRANSACTIONS WITH RELATED PERSONS

Private Placement

In order to fund working capital and for other general corporate purposes, on August 6, 2018, the Company entered into the Purchase Agreement, pursuant to which the Company issued and sold to Golden Harbor Ltd., an affiliate of Tavistock Group (“Golden Harbor”), and North Sound Trading, L.P. (“North Sound” and, together with Golden Harbor, the “Investors”), in a private placement transaction (the “Private Placement”), an aggregate of 12,062,000 immediately separable units (the “Units), with each Unit consisting of (a) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (b) a warrant to acquire 0.35 of a share of Common Stock, for a purchase price of $1.63 per Unit. Upon the consummation of the Private Placement, both Investors held more than five percent of the Company’s outstanding shares of Common Stock.

Pursuant to the terms of the Purchase Agreement, each Investor is entitled to designate one member of the Board. In addition, if Golden Harbor notifies the Company that it beneficially owns an aggregate of at least 20% of the then-issued and outstanding shares of Common Stock and wishes to designate an additional member of the Board, then: (i) the Board shall increase the number of seats on the Board to equal seven, and (ii) (A) if the Board is then comprised of six members, the Board shall fill the newly created vacancy by appointing the additional designee selected by Golden Harbor; and (B) if the Board is then comprised of five members, the Board shall (1) fill one newly created vacancy by appointing the additional designee selected by Golden Harbor; and (2) fill the remaining vacancy by appointing an independent director candidate selected by the Board. If, at any time, either Investor ceases to hold at least 5% of the then-outstanding shares of Common Stock of the Company, such Investor shall no longer be entitled to designate any members of the Board.

On August 6, 2018, in accordance with the terms of the Purchase Agreement, the Board appointed James B. Avery and Brian Miller to fill the two vacant seats on the Board. Mr. Avery is a Vice President of Golden Harbor. Mr. Miller is a principle of North Sound Trading, L.P.

In connection with the Private Placement, on August 6, 2018, the Company entered into an amendment to that certain Rights Agreement, dated January 22, 2018, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Plan”), for the purpose of modifying the definition of “Grandfathered Stockholder” under the Rights Plan to include each of the Investors, thereby excluding them from the definition of “Acquiring Person” under the Rights Plan for so long as they do not acquire additional beneficial ownership of Company securities (other than as a result of any adjustment provision or the accrual of interest under any outstanding convertible notes) equal to more than 0.50% of the then-outstanding shares of Common Stock.

Also on August 6, 2018, the Company entered into an amendment (the “IRA Amendment”) to that certain Investors’ Rights Agreement, dated September 8, 2014, between HC2 and the Company (the “IRA”). As a condition to the Investors’ willingness to enter into the Purchase Agreement and consummate the Private Placement, HC2 agreed to amend the IRA to eliminate its board observation and nomination rights. At the time of this amendment, HC2 held more than five percent of the Company’s outstanding shares of Common Stock.

Warrant Transaction

On March 28, 2019, in order to provide additional funding for the Company’s operations, the Investors agreed to exercise the warrants issued by the Company to the Investors on August 6, 2018 (the “Existing Warrants”). Upon exercise of the Existing Warrants, Golden Harbor purchased 3,166,275 shares of Common Stock, and North Sound purchased 1,055,425 shares of Common Stock, each at an exercise price of $2.52 per share, for aggregate cash

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Transactions with Related Persons

proceeds to the Company of approximately $10.6 million. In connection with the Investors exercising the Existing Warrants, on March 28, 2019, the Company issued to Golden Harbor a new warrant to purchase 1,875,000 shares of Common Stock and issued to North Sound a new warrant to purchase 625,000 shares of Common Stock (each a “New Warrant” and, collectively, the “New Warrants”). Each of the Investors held more than five percent of the Company’s outstanding shares of Common Stock as of the date of the exercise and issuance of the New Warrants.

Each New Warrant has an exercise price of $7.00 per share of Common Stock, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will be exercisable at any time on or after September 28, 2019, and will expire on June 30, 2022. Each New Warrant will be exercisable on a cash basis unless, at the time of such exercise, the shares of Common Stock issuable upon exercise of the New Warrants cannot be immediately resold pursuant to an effective registration statement or Rule 144 of the Securities Act of 1933, as amended, without volume or manner of sale restrictions, in which case such New Warrant shall also be exercisable on a cashless exercise basis.

Except as expressly set forth therein, the New Warrants do not confer upon their holders any voting or other rights as a stockholder of the Company.

In connection with the issuance of the New Warrants, on March 28, 2019, the Company entered into another amendment to the Rights Agreement, for the purpose of modifying the definition of “Acquiring Person” under the Rights Agreement to permit each of the Investors to remain a Grandfathered Stockholder (as defined in the Rights Agreement) and not be deemed an “Acquiring Person” under the Rights Agreement in connection with the Investors’ purchase of the New Warrants. The Investors will remain Grandfathered Stockholders as long as they do not acquire, after March 28, 2019, beneficial ownership of Company securities (other than as a result of any adjustment provision or the accrual of interest under any outstanding convertible notes) equal to more than 0.50% of the then-outstanding shares of Common Stock.

Consulting Agreement

On August 6, 2018, the Company entered into a written Consulting Agreement (the “Consulting Agreement”) with Mark Licht, a former member of the Board. The consulting services to be provided by Mr. Licht include advisory services in connection with the Company’s IoT business strategy and such other services as the Company’s Chief Executive Officer may request from time to time. The Consulting Agreement is for a term of one year and provides for aggregate cash consulting fees of up to $60,000, to be paid at a rate of $5,000 per month. Upon his execution and delivery of the Consulting Agreement in August 2018, the Board also awarded Mr. Licht 42,814 immediately vesting RSUs with a value at grant of $83,487.

Parents of the Smaller Reporting Company

The Company has no parents except to the extent that (i) Golden Harbor may be deemed a parent by virtue of its ownership of 21,965,504, or approximately 27.9%, of the Company’s outstanding shares of Common Stock, and its Board nomination and appointment rights under the Purchase Agreement, and (ii) North Sound Management, Inc. may be deemed a parent by virtue of its ownership of 10,301,995, or approximately 13.1%, of the Company’s outstanding shares of Common Stock, and its Board nomination and appointment rights under the Purchase Agreement.

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Security Ownership of Management and Certain Beneficial Owners

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The tables below provide information regarding the beneficial ownership of our common stock as of April 30, 2019 by: (i) each of our directors; (ii) each of our NEOs; (iii) all current directors and executive officers as a group; and (iv) each beneficial owner of more than five percent of our common stock.

Beneficial ownership is determined in accordance with SEC rules and regulations, and generally includes voting power or investment power with respect to securities held. Unless otherwise indicated and subject to applicable community property laws, we believe that each of the stockholders named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned. Securities that may be beneficially acquired within 60 days after April 30, 2019 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person.

The address for directors and executive officers is 9605 Scranton Road, Suite 300, San Diego, California 92121. The tables below list the number and percentage of shares beneficially owned based on 78,733,610 shares of common stock outstanding as of April 30, 2019.

Directors and Named Executive Officers

Name of Beneficial Owner	Directly or Indirectly Held (#)		Option Awards (#)(1)	Stock Awards (#)(2)	Total Shares of Common Stock Beneficially Owned (#)	Percentage
Dan Mondor	100,639		1,166,663	—	1,267,302	1.6%
Stephen Smith	7,312		91,667	—	98,979	0.1%
James B. Avery	—		—	—	—	0.0%
Brian Miller	10,301,995	(4)	—	—	10,301,995	13.1%
Robert Pons	165,552		100,000	—	265,552	0.3%
Jeffrey Tuder	66,931		28,446	—	95,377	0.1%
Stephen Sek(3)	—		100,000	—	100,000	0.1%
Mark Licht(5)	121,618		—	—	121,618	0.1%
Philip Falcone(6)	—		—	—	—	0.0%
All directors and executive officers as a group (six persons)	10,642,429	(4)	1,386,776	—	12,029,205	15.2%

(1)	Represents shares of common stock that may be acquired pursuant to stock options that are or will become exercisable within 60 days after April 30, 2019.
(2)	Represents shares of common stock to be issued upon the vesting of RSUs within 60 days after April 30, 2019.
(3)

In a Form 4 filed on April 17, 2018, Mr. Sek reported beneficial ownership of 216,789 shares of common stock. Mr. Sek resigned from his position as Sr. Vice President and Chief Technology Officer on June 25, 2018. The Company believes, but has not been able to confirm, that Mr. Sek’s beneficial ownership had declined to beneficial ownership of 100,000 shares as of April 30, 2019.

(4)

Includes 10,301,995 shares of common stock that were included on a Schedule 13D/A filed by North Sound Management, Inc. with the SEC on March 29, 2019. According to the Schedule 13D/A, North Sound Management, Inc., North Sound Trading, LP and Brian Miller have sole voting power and sole dispositive power with respect to the 10,301,995 shares of common stock.

(5)

Mr. Licht resigned from the Board effective as of August 6, 2018. In a Form 4 filed on August 9, 2018, Mr. Licht reported beneficial ownership of 121,618 shares of common stock. The Company believes, but has not been able to confirm, that Mr. Licht’s beneficial ownership remained at 121,618 shares as of April 30, 2019.

(6)

In a Form 4 filed on April 3, 2018, Mr. Falcone reported beneficial ownership of 51,431 shares of common stock. Mr. Falcone resigned from the Board effective as of August 6, 2018. Upon his resignation, the Board

2019 Proxy Statement   |   34

Security Ownership of Management and Certain Beneficial Owners

voted to accelerate vesting of all outstanding RSU awards and stock options held by Mr. Falcone, which resulted in an issuance of an additional 23,098 shares of common stock to Mr. Falcone. The Company believes, but has not been able to confirm, that Mr. Falcone’s beneficial ownership had declined to 0 shares as of April 30, 2019.

Five Percent Holders

The following table sets forth information regarding the number and percentage of shares of common stock held by all persons and entities known by us to beneficially own five percent or more of our outstanding common stock. The information regarding beneficial ownership of the persons and entities identified below is included in reliance on reports filed by the persons and entities with the SEC, except that the percentage is based upon our calculations made in reliance upon the number of shares reported to be beneficially owned by such person or entity in such report and the number of shares of common stock outstanding on April 30, 2019.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Percentage
Golden Harbor Ltd.(1) Cay House EP Taylor Drive N7776 Lyford Cay New Providence C5	21,965,504	27.9%
North Sound Management, Inc.(2) c/o Edward E. Murphy 115 East Putnam Avenue Greenwich, CT 06830	10,301,995	13.1%
Timothy Maguire(3) Maguire Asset Management, LLC 1810 Ocean Way Laguna Beach, CA 92651	5,753,881	7.3%

(1)

According to a Schedule 13D/A filed by Golden Harbor Ltd. and Joe Lewis with the SEC on March 29, 2019, Golden Harbor Ltd. and Joe Lewis have shared voting power and shared dispositive power with respect to 21,965,504 shares of common stock.

(2)

According to a Schedule 13D/A filed by North Sound Management, Inc. with the SEC on March 29, 2019, North Sound Management, Inc., North Sound Trading, LP and Brian Miller have sole voting power and sole dispositive power with respect to 10,301,995 shares of common stock.

(3)

According to a Schedule 13D/A filed by Timothy Maguire and Maguire Asset Management, LLC with the SEC on June 12, 2018, 5,753,881 shares of common stock are beneficially owned by Timothy Maguire. Of these, 5,176,990 shares of common stock are owned by Maguire Financial, LP, 76,891 shares of common stock are owned by the Timothy Maguire Foundation and 500,000 shares of common stock are owned by The Timothy J. and Julia Maguire 2017 Family Trust. Maguire Asset Management, LLC, Maguire Financial, LP and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by Maguire Financial, LP. The Timothy Maguire Foundation and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by the Timothy Maguire Foundation. The Timothy J. and Julia Maguire 2017 Family Trust and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by The Timothy J. and Julia Maguire 2017 Family Trust.

2019 Proxy Statement   |   35

Proposal 2: Approval of the Amendment of the Incentive Plan

PROPOSAL 2: APPROVAL OF THE AMENDMENT OF THE INCENTIVE PLAN

Overview

The Incentive Plan was initially adopted by our predecessor issuer, Novatel Wireless, Inc., in April 2009. In July 2018, the Incentive Plan was amended and restated and among other things, was renamed as the Inseego Corp. 2018 Omnibus Incentive Plan. The Incentive Plan affords the Board the ability to design compensatory awards that are responsive to the Company’s needs, and includes authorization for a variety of awards designed to advance the Company’s interests and long-term success by encouraging stock ownership among our directors, officers, employees and consultants. The Incentive Plan currently authorizes the issuance of up to 18,200,000 shares of our common stock, of which 2,615,315 shares were available for issuance as of March 31, 2019.

On April 30, 2019, the Board approved an amendment of the Incentive Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares authorized for issuance under the Incentive Plan by 2,053,085 shares. The Board has determined that the amendment of the Incentive Plan is advisable and in the best interests of the Company and its stockholders, and has submitted the amendment for approval by our stockholders at the Annual Meeting. The amendment of the Incentive Plan will be effective as of the date it is approved by our stockholders. In approving this amendment, the Board considered information related to the Incentive Plan including burn rate, overhang and forecasts for share usage.

On April 30, 2019, the Board also approved the termination of the Company’s 2015 Incentive Plan in accordance with the terms of the plan. The 2015 Incentive Plan was adopted by the Board without stockholder approval pursuant to NASDAQ Listing Rule 5635 and was only available for inducement grants for which there was an applicable exception from the stockholder approval requirements of NASDAQ Listing Rule 5635. At the time that it was terminated, there were 2,053,085 shares of common stock available for issuance under the 2015 Incentive Plan. It was the Board’s intention to terminate the 2015 Incentive Plan and simultaneously approve an increase to the number of the shares authorized for issuance under the Incentive Plan by an equivalent number of shares. The termination of the 2015 Incentive Plan does not affect the rights of any participants holding outstanding awards on the date of termination and such awards continue to be governed by the terms of the 2015 Incentive Plan.

As of March 31, 2019, under the Incentive Plan and its predecessor equity compensation plans, there were outstanding RSUs for 470,212 shares of our common stock and outstanding stock options for 8,436,771 shares of our common stock. These outstanding options have a weighted-average exercise price of $2.18 and a weighted-average term of 2.71 years. On May 9, 2019, the closing market price of a share of our common stock was $4.38.

A summary of the Incentive Plan, as proposed to be amended, appears below and is qualified by the full text of the Incentive Plan, as proposed to be amended, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

The Incentive Plan is administered by the Board, which may delegate all or any part of its authority under the Incentive Plan to a committee of one or more members of the Board. This authority includes, among other things, selecting award recipients, establishing award terms and conditions, granting awards, construing any ambiguous provision of the Incentive Plan or in any award agreement, and adopting modifications and amendments to the Incentive Plan or any award agreement, subject to the terms of the Incentive Plan.

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Proposal 2: Approval of the Amendment of the Incentive Plan

To the extent permitted by applicable law, the Board may also delegate its duties under the Incentive Plan to one or more senior officers of the Company, referred to as a secondary committee. This delegation of authority is subject to any conditions and limitations set by the Board or set forth in the Incentive Plan, and may not include the authority to grant an award to any participant that is subject to Section 16 of the Exchange Act.

Awards

The Incentive Plan provides for grants of both equity and cash awards, including stock options, stock appreciation rights, restricted stock, RSUs, annual incentive awards, performance shares, performance units and other forms of awards. The principal terms and features of the various forms of awards are set forth below:

Stock Options. Stock options entitle the participant to purchase shares of our common stock at a price not less than the market value per share on the grant date. Stock options may be incentive stock options under Section 422 of the Code or non-qualified stock options. Each grant will specify whether the exercise price is payable in cash or by check, by a cashless broker-assisted exercise, by the transfer to the Company of shares of our common stock owned by the participant, by the Company withholding shares of our common stock otherwise deliverable to the participant upon the exercise of the stock option, by a combination of these payment methods, or by any other methods that the Board may approve.

Each grant will specify the periods of continuous service by the participant with the Company necessary before the stock options become exercisable. Stock option grants may specify management objectives that must be achieved as a condition to exercise. No stock option will be exercisable more than 10 years after the grant date. No stock option will include terms entitling the participant to a grant of stock options or stock appreciation rights on exercise of the stock option.

The Board may substitute, without the participant’s permission, stock appreciation rights for outstanding stock options. However, the terms of the substituted stock appreciation rights must be substantially the same as the terms of the stock options at the date of substitution. Additionally, the difference between the market value of the underlying shares of our common stock and the base price of the stock appreciation rights must be equivalent to the difference between the market value of the underlying shares of our common stock and the exercise price of the stock options.

Limitations on Incentive Stock Options. Incentive stock options may only be granted to employees of the Company or a subsidiary of the Company. Subject to certain limited exceptions, incentive stock options may not be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

●	the exercise price of the incentive stock options must be at least 110% of the fair market value of the common stock subject to the incentive stock options on the date of grant; and

●	the term of the incentive stock options must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Incentive Plan is 7,000,000 shares.

Stock Appreciation Rights. A stock appreciation right is a right to receive from the Company a dollar amount up to the spread between a base price (which may not be less than the market value per share of our common stock on the grant date or, for a stock appreciation right substituted for an option, on the option grant date) and the market value of the shares of our common stock on the exercise date. The amount payable by the Company on exercise of

2019 Proxy Statement   |   37

Proposal 2: Approval of the Amendment of the Incentive Plan

a stock appreciation right may be paid in cash, shares of our common stock, or any combination of the two. Any grant of stock appreciation rights may specify that the amount payable on exercise may not exceed a maximum specified by the Board. Any grant may also specify management objectives that must be achieved as a condition to exercise, waiting periods before exercise and permissible exercise dates or periods. Each grant will specify the periods of continuous service by the participant with the Company that are necessary before the stock appreciation rights become exercisable. No stock appreciation right will be exercisable more than 10 years after the grant date. No stock appreciation right will include terms entitling the participant to a grant of stock options or stock appreciation rights on exercise of the stock appreciation right.

Restricted Stock. A grant of restricted stock constitutes an immediate transfer to the participant of the ownership of shares of our common stock in consideration for the performance of services. Restricted stock entitles a participant to voting, dividend and other ownership rights. However, these rights will be subject to any restrictions and conditions, such as the achievement of management objectives, during the restriction period as determined by the Board. Each grant will provide that transfer of the restricted stock will be prohibited or restricted during the restricted period in the manner and to the extent prescribed by the Board on the date of grant, and may provide for such prohibitions and restrictions after the restricted period.

Each grant will provide that the restricted stock will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board on the grant date with respect to restricted stock that vests upon the passage of time, or upon achievement of management objectives that, if achieved, will result in termination or early termination of the restriction applicable to the restricted stock. Each grant will provide that so long as the award is subject to a substantial risk of forfeiture, the transfer of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the Board on the grant date.

Grants of restricted stock may require that any or all dividends or other distributions paid during the period of the restrictions be automatically deferred and reinvested in additional shares of restricted stock or paid in cash, which may be subject to the same restrictions as the underlying award. Dividends or other distributions on restricted stock subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions.

Restricted Stock Units. A grant of RSUs is an agreement by the Company to deliver shares of our common stock or cash equal to the value of such shares to the participant at the end of a specified period, subject to transfer restrictions and other conditions as determined by the Board. During the restriction period, the participant may not transfer any rights under his or her award and will have no rights of ownership, including voting rights, in the RSUs. However, on the grant date, the Board may authorize the payment of dividend equivalents on the RSUs on either a current, deferred or contingent basis, either in cash, in additional RSUs or in shares of our common stock. Dividend equivalents on RSUs subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions. A grant of RSUs may provide for the earlier lapse or modification of the restriction period in the event of the retirement, death or disability, or other termination of employment of the participant, or on a change in control of the Company.

Performance Shares and Performance Units. A performance share is the equivalent of one share of our common stock. A performance unit is the equivalent of $1.00 or such other value as determined by the Board. Each grant of performance shares or performance units will specify either the number of shares, or amount of cash, payable with respect to the performance shares or performance units to which the grant pertains. Any grant of performance shares or performance units may specify that the amount payable may be paid in cash, in shares of our common stock or in any combination of the two.

2019 Proxy Statement   |   38

Proposal 2: Approval of the Amendment of the Incentive Plan

Any grant of performance shares or performance units will specify the management objectives that, if achieved, will result in payment or early payment of the award and may set forth a formula for determining the number of shares, or amount of cash, payable with respect to the performance shares or performance units that will be earned if performance is at or above threshold levels. Any grant of performance shares or performance units may specify that the amount payable or the number of shares issued with respect thereto may not exceed a maximum specified by the Board. The performance period will be determined by the Board at the time of grant, but may not be less than one year, and may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of the participant, or a change in control of the Company.

The Board may, on the grant date, provide for the payment of dividend equivalents to the holder of the performance shares on either a current, deferred or contingent basis, either in cash or in additional shares of our common stock. Dividend equivalents on performance shares subject to management objectives will be deferred and paid in cash upon the achievement of the applicable management objectives.

Annual Incentive Awards. An annual incentive award is a cash award based on the achievement of management objectives with a performance period of one year or less, which will be determined by the Board at the time of grant. The performance period determined by the Board at the time of grant may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of the participant, or a change in control of the Company. Any grant of an annual incentive award will specify management objectives that, if achieved, will result in payment or early payment of the award and may set forth a formula for determining the amount payable if performance is at or above threshold levels. Each grant will specify the time and manner of payment of annual incentive awards that have been earned. The Board may establish a maximum amount payable under any annual incentive award on the grant date.

Other Awards. The Board may, subject to limitations under applicable law, grant to any participant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock. These awards may include convertible or exchangeable securities, purchase rights or awards with value and payment contingent upon performance of the Company, the book value of our shares, or any other factors designated by the Board.

Except as otherwise provided in the Incentive Plan, cash awards, as independent awards or as an element of or supplement to any other award granted under the Incentive Plan, also may be granted. The Board may grant shares of our common stock as a bonus, or may grant other awards in lieu of obligations of the Company to pay cash or deliver other property under the Incentive Plan or under other plans or compensatory arrangements, subject to terms that will be determined by the Board in a manner intended to comply with Section 409A of the Code.

Eligibility

Subject to the terms of the Incentive Plan, the Board may grant awards to any of our employees, directors, consultants or any other person that is expected to become an employee, director, or consultant. However, incentive stock options may be granted only to our employees. Currently, approximately 850 persons are eligible to receive awards under the Incentive Plan.

2019 Proxy Statement   |   39

Proposal 2: Approval of the Amendment of the Incentive Plan

Shares Available for Grants

As amended, 20,253,085 shares of our common stock are authorized under the Incentive Plan, which includes all shares previously authorized under the Incentive Plan immediately prior to this amendment, plus an additional 2,053,085 shares which are subject to stockholder approval of this Proposal 2. Shares of our common stock issued in connection with inducement grants pursuant to Nasdaq Listing Rule 5635 or under any plan assumed by the Company in any corporate transaction will not count against this share limit.

Shares of our common stock covered by an award under the Incentive Plan are not counted against the aggregate share limit until issued and delivered to a participant. As a result, the total number of shares of our common stock available under the Incentive Plan is not reduced by any shares of our common stock relating to prior awards that have expired or have been forfeited or cancelled. To the extent of payment in cash of the benefit provided by any award granted under the Incentive Plan, any shares of our common stock that were covered by that award will again be available for issue or transfer under the Incentive Plan. In addition, shares delivered or relinquished to pay the exercise or purchase price of an award or to satisfy tax withholding obligations will also be available for future awards under the Incentive Plan, as will shares subject to restricted stock awards that never vest.

Management Objectives

The Incentive Plan requires that the Board establish management objectives for awards of performance shares, performance units and annual incentive awards. The Board may also establish management objectives for stock options, stock appreciation rights, restricted stock, RSUs or other awards. These management objectives may be described in terms of Company-wide objectives or objectives related to performance of an individual participant or a subsidiary, division, business unit, region or function of the Company, and may be made relative to the performance of other companies. The management objectives may be based on any criteria selected by the Board.

The Board will have the authority to make equitable adjustments to the management objectives, including the related minimum, target and maximum levels of achievement or performance, for specified events set forth in the Incentive Plan.

Amendment and Termination

The Board may amend the Incentive Plan in whole or in part, except that any amendment to the Incentive Plan that requires stockholder approval under applicable law will not be effective until we obtain stockholder approval. No grant will be made under the Incentive Plan after May 11, 2028, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and of the Incentive Plan.

Except in connection with certain corporate transactions or a change in control, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or the base price of outstanding stock appreciation rights, and no outstanding stock options or stock appreciation rights may be cancelled in exchange for other awards, cash, or stock options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price of the original stock options or base price of the original stock appreciation rights, as applicable, without stockholder approval. The plan prohibits all repricings of underwater stock options or stock appreciation rights without shareholder approval, regardless of whether an amendment is considered a repricing under generally accepted accounting principles.

Grants of restricted stock, RSUs, performance shares, performance units and annual incentive awards may provide for earlier termination of restrictions in the event of the retirement, death or disability, or other termination of employment, of a participant, or a change in control of the Company. In addition, if permitted by Section 409A of the Code, the Board may accelerate the vesting of or waive any other requirements under any outstanding award in the event of the retirement, death or disability, or other termination of employment, of a participant, or in the case of unforeseeable emergency or other special circumstances.

2019 Proxy Statement   |   40

Proposal 2: Approval of the Amendment of the Incentive Plan

The Board may amend the terms of any award granted under the Incentive Plan prospectively or retroactively, provided that such an amendment does not constitute a repricing prohibited by the Incentive Plan. However, no amendment may impair the rights of any participant without his or her consent, except as necessary to comply with changes in law or accounting rules applicable to the Company. The Board may terminate the Incentive Plan at any time. Termination of the Incentive Plan will not affect the rights of participants or their successors under any awards outstanding on the date of termination.

Change in Control

In the event a change in control of the Company occurs, the Board may substitute each award outstanding under the Incentive Plan immediately prior to the change in control with such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or stock appreciation right with an exercise price or base price greater than the consideration offered in connection with any change in control, the Board may elect to cancel the stock option or stock appreciation right without any payment to the person holding the stock option or stock appreciation right. The Board may also adjust the aggregate number of shares available under the Incentive Plan and the individual participant limits as the Board deems appropriate to reflect a change in control of the Company. However, any adjustment to the number of shares available for incentive stock options will be made only if, and to the extent that, the adjustment would not cause any stock option intended to qualify as an incentive stock option to fail to qualify.

U.S. Federal Income Tax Consequences

The following is a brief summary of some of the U.S. federal income tax consequences of certain transactions under the Incentive Plan based on U.S. federal income tax laws in effect on January 1, 2019. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant nor within one year after the transfer of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

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Proposal 2: Approval of the Amendment of the Incentive Plan

Non-Qualified Stock Options. In general,

•	no income will be recognized by an optionee at the time a non-qualified option right is granted;

•

at the time of exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the exercise price and the market value of the shares, if unrestricted, on the date of exercise; and

•

at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be realized by the optionee as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will recognize ordinary income in the year of exercise in an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of grant of the shares will recognize ordinary income on the date of grant of the shares equal to the excess of the market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. Any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will recognize ordinary income on the market value of unrestricted shares of our common stock on the date that such shares are transferred or settled in cash, as the case may be, to the participant under the award (reduced by any amount paid by the participant for such RSU), and the capital gain/loss holding period for such shares will also commence on such date.

Performance Shares, Performance Units and Annual Incentive Awards. No income generally will be recognized upon the grant of performance shares, performance units or annual incentive awards. Upon payment in respect of performance shares, performance units or annual incentive awards, the recipient generally will recognize ordinary income in the year of receipt in an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

2019 Proxy Statement   |   42

Proposal 2: Approval of the Amendment of the Incentive Plan

Equity Compensation Plan Information

Please refer to the table above under the heading Compensation of Named Executive Employees—Equity Compensation Plan Information.

New Plan Benefits

Because benefits under the Incentive Plan depend upon the Board’s actions, the market value of the shares of our common stock in the future and/or the future performance of the Company, it is not possible to determine the value of the benefits that will be received by participants in the Incentive Plan with respect to any awards made in the future.

Potential Effects of Proposal 2

Approval of Proposal 2 will enable the Company to: (i) pay portions of the bonus compensation due to employees, if any, under the Company’s bonus compensation plans with equity rather than cash; (ii) provide equity awards to existing employees on an annual or more frequent basis; (iii) pay portions of salary and bonus compensation to executives with equity rather than cash; and (iv) grant equity awards to new employees, including potentially meaningful upfront grants to principals who may be hired as part of future acquisitions in situations where the exception for inducement grants pursuant to Nasdaq Listing Rule 5635 is unavailable. If Proposal 2 is not approved, the Company may not have sufficient stock issuable under the Incentive Plan to satisfy these requirements in the foreseeable future and may need to pay significant portions of such compensation and earned bonuses in cash.

Recommendation and Vote Required

Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting, is required to approve the amendment of the Incentive Plan. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

✓	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2019 Proxy Statement   |   43

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on our executive compensation as reported in this Proxy Statement.

In making decisions with respect to compensation for our executive officers, the Compensation Committee is guided by a pay-for-performance philosophy. The Compensation Committee believes that a significant portion of each executive’s total compensation opportunity should vary with achievement of the Company’s annual and long-term financial, operational and strategic goals. In designing the compensation program for our executive officers, the Compensation Committee seeks to achieve the following key objectives:

Motivate Executives. The compensation program should encourage our executive officers to achieve the Company’s annual and long-term goals.

Align Interests with Stockholders. The compensation program should align the interests of our executive officers with those of our stockholders, promoting actions that will have a positive impact on total stockholder return over the long term.

Attract and Retain Talented Executives. The compensation program should provide each executive officer with a total compensation opportunity that is market competitive. This objective is intended to ensure that we are able to attract and retain qualified executives while maintaining an appropriate cost structure for the Company.

We believe our executive compensation is structured in the manner that best serves the interests of the Company and its stockholders.

Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Inseego Corp. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.”

Effect of Proposal

The result of the say-on-pay vote is non-binding on us and our Board and Compensation Committee. As a result, the Board and Compensation Committee retain discretion to change executive compensation from time to time if they conclude that such a change would be in the best interest of the Company. No determination has been made as to what action, if any, would be taken if our stockholders fail to approve our executive compensation. However, our Board and Compensation Committee value the opinions of stockholders and will carefully consider the result of the say-on-pay vote.

We currently conduct say-on-pay votes on an annual basis, and we expect to conduct our next say-on-pay vote at our 2020 annual meeting of stockholders.

We are also required to hold an advisory vote on the frequency of the Say-on-Pay Votes (the “Frequency of Say-on-Pay Vote”) at least once every six years, pursuant to Rule 14a-21(a) of the Exchange Act. We held our last Frequency of Say-on-Pay Vote at our annual meeting of stockholders in June 2017 and a majority of the votes were cast in favor of holding Say-on-Pay Votes every year. In line with the preference of our stockholders, our Board determined that it will include the Say-on-Pay Vote in our proxy materials each year until the next Frequency of Say-on-Pay Vote, which will occur no later than our 2023 annual meeting of stockholders.

2019 Proxy Statement   |   44

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers

Recommendation and Vote Required

Assuming that a quorum is present, approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

✓	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2019 Proxy Statement   |   45

Proposal 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The Board is asking stockholders to ratify this appointment. Although SEC regulations require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter to stockholders and considers a proposal for stockholders to ratify such appointment to be an opportunity for stockholders to provide input to the Audit Committee and the Board on a key corporate governance issue. In the event that our stockholders do not ratify the appointment, it will be considered as a direction to our Audit Committee to consider the selection of a different firm.

Mayer Hoffman McCann P.C. served as our independent registered public accounting firm for the years ended December 31, 2017 and 2016. On August 27, 2018, the Audit Committee approved the dismissal of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm.

The audit reports of Mayer Hoffman McCann P.C. on the consolidated financial statements of the Company for the fiscal years ended December 31, 2017 and 2016 and the audit report of Mayer Hoffman McCann P.C. on the effectiveness of internal control over financial reporting for the Company as of December 31, 2017 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Mayer Hoffman McCann P.C. on the effectiveness of internal control over financial reporting for the Company as of December 31, 2016 did conclude that the Company’s internal control over financial reporting was not effective due to an identified material weakness.

During the two fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through August 27, 2018, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Mayer Hoffman McCann P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mayer Hoffman McCann P.C. would have caused Mayer Hoffman McCann P.C. to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) other than as described above.

As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, management identified certain deficiencies that rose to the level of a material weakness related to a lack of sufficient resources in key accounting and financial reporting roles within the organization necessary to prepare financial statements in time to meet regulatory filing requirements (the “Material Weakness”). This lack of sufficient resources was the result of a significant number of unusual and one-time challenges to the Company’s personnel and financial reporting processes, including, but not limited to, implementing the Company’s internal reorganization that was completed in November 2016, preparing for the Company’s planned divestiture of its MiFi business and closure of the Company’s accounting function in Eugene, Oregon.

As a result of the Material Weakness, management concluded that, as of December 31, 2016, the Company’s internal control over financial reporting was not effective. The Company took measures to remediate the Material Weakness by initiating an active program to: (i) hire additional employees and upgrade certain accounting positions to provide further support to its finance and accounting team; (ii) provide additional functional and system training to employees; (iii) document and formalize its accounting policies and internal control processes and to help

2019 Proxy Statement   |   46

Proposal 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

strengthen supervisory reviews by management; and (iv) design and implement monthly manual controls to manage its financial reporting close processes and to help ensure timely preparation of financial statements. As of December 31, 2017, the Company believed that the additional resources provided from this program had remediated the Material Weakness that was caused by a lack of sufficient resources. Furthermore, in the audit report of Mayer Hoffman McCann P.C. on the effectiveness of internal control over financial reporting for the Company as of December 31, 2017, Mayer Hoffman McCann P.C. concluded that the Company maintained, in all material respects, effective internal control over financial reporting.

The Audit Committee and management discussed the Material Weakness and related remediation with Mayer Hoffman McCann P.C. The Company authorized Mayer Hoffman McCann P.C. to respond fully to the inquiries of Marcum LLP, the Company’s successor independent registered public accounting firm, concerning the Material Weakness. There were no limitations placed on Mayer Hoffman McCann P.C. or Marcum LLP concerning the inquiry of any matter related to the Company’s financial reporting.

On August 27, 2018, the Audit Committee approved the appointment of Marcum LLP to perform independent audit services principally for the Company. During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through August 27, 2018, neither the Company nor anyone acting on its behalf consulted Marcum LLP regarding any matter whatsoever, including without limitation with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The disclosures above were originally made in a Current Report on Form 8-K filed by the Company with the SEC on August 30, 2018 (the “Form 8-K”). We provided Mayer Hoffman McCann P.C. with a copy of the disclosures in the Form 8-K and requested that Mayer Hoffman McCann P.C. furnish us with a letter addressed to the SEC stating whether or not Mayer Hoffman McCann P.C. agreed with the above statements and, if not, stating the respects in which it did not agree. A copy of the letter, dated August 31, 2018, furnished by Mayer Hoffman McCann P.C. in response to that request, was filed as Exhibit 16.1 to Amendment No. 1 to the Form 8-K, filed on September 5, 2018. We also provided Mayer Hoffman McCann P.C. with a copy of these Proxy Statement disclosures in advance of filing the Proxy Statement with the SEC, and they confirmed their agreement with the statements concerning them.

Representatives of Marcum LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to answer questions. Representatives of Mayer Hoffman McCann P.C. are not expected to be present at the Annual Meeting.

2019 Proxy Statement   |   47

Proposal 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The following table sets forth fees for audit services rendered by Marcum LLP and Mayer Hoffman McCann P.C. for the audit of our consolidated financial statements for 2018 and 2017, and fees for other services rendered by Marcum LLP and Mayer Hoffman McCann P.C. during those respective years.

	2018	2017
Audit Fees(1)	$1,029,295	$823,005
Audit-Related Fees(2)	$132,320	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,161,615	$823,005

(1)

Audit fees consist principally of fees for the audits of our annual consolidated financial statements and internal control over financial reporting, review of our interim consolidated financial statements, comfort letter and consent work performed by Mayer Hoffman McCann P.C. and Marcum LLP. Of the audit fees for the year ended December 31, 2018, a total of $241,883 was attributable to Mayer Hoffman McCann P.C. and a total of $787,412 was attributable to Marcum LLP. Of the audit fees for the year ended December 31, 2017, all $823,005 was attributable to Mayer Hoffman McCann P.C. Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure.

(2)

Audit-related fees consist primarily of fees for accounting consultations and any other audit attestation services. Of the audit-related fees for the year ended December 31, 2018, a total of $123,458 was attributable to Mayer Hoffman McCann P.C. and a total of $8,862 was attributable to Marcum LLP.

Pre-Approval Policies and Procedures

The Audit Committee annually reviews and pre-approves certain audit and non-audit services that may be provided by our independent registered public accounting firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services that would cause us to exceed the pre-approved aggregate fee amount must be pre-approved by the Audit Committee. All audit and non-audit services for 2017 and 2018 were pre-approved by the Audit Committee.

Recommendation and Vote Required

Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of our outstanding common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Marcum LLP. Abstentions will have the same effect as votes AGAINST this proposal. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, is considered a routine matter under applicable rules. A broker, dealer, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

✓	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2019 Proxy Statement   |   48

Report of the Audit Committee

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. The Audit Committee Charter can be viewed on the Company’s website at investor.inseego.com under “Corporate Governance” and is available in print upon request. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2018 Annual Report on Form 10-K for the year ended December 31, 2018 with the Company’s management and its independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and internal control over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee met with the independent registered public accounting firm and discussed issues deemed significant by the accounting firm, and the Audit Committee has discussed with the independent auditors the matters required to be discussed pursuant to Auditing Standard No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management; received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and considered whether the provision of non-audit services was compatible with maintaining the accounting firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

AUDIT COMMITTEE
Jeffrey Tuder, Chair Brian Miller Robert Pons

The foregoing Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

2019 Proxy Statement   |   49

Section 16 (a) Beneficial Ownership Reporting Compliance

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. These reporting persons are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with during the 2018 fiscal year, except that one Form 4 for each of Messrs. Falcone, Licht and Sek and one Form 4 filed jointly by Continental Insurance Group, Ltd., HC2 Holdings 2, Inc., HC2 Holdings, Inc., Continental General Insurance Co. and Continental Insurance, Inc., were filed late.

Stockholder Proposals

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in 2020 Proxy Statement. In order to be included in our proxy materials for our 2020 annual meeting of stockholders, a stockholder proposal or information about a proposed director candidate must be timely received in writing by the Company at Inseego Corp., Attention: Secretary, 9605 Scranton Road, Suite 300, San Diego, California 92121, by January 16, 2020, and otherwise comply with all requirements of the SEC, the General Corporation Law of Delaware and the Bylaws.

Stockholder Proposals to be presented at the 2020 Annual Meeting of Stockholders. If you do not wish to submit a proposal or information about a proposed director candidate for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2020 annual meeting of stockholders, you must give timely written notice of the proposal to our Secretary. To be timely, the notice must be received no earlier than February 27, 2020 and no later than March 28, 2020. The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws, a copy of which is available upon request from our Secretary at the above address.

2019 Proxy Statement   |   50

Miscellaneous and Other Matters

MISCELLANEOUS AND OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors,

Dan Mondor

Chairman and Chief Executive Officer

San Diego, California

May 15, 2019

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES ONLINE, BY TELEPHONE OR, IF YOU REQUESTED PRINTED COPIES OF THESE MATERIALS, BY SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING

2019 Proxy Statement   |   51

Appendix A

INSEEGO CORP.

2018 Omnibus Incentive Compensation Plan

1.        Purpose. Inseego Corp. hereby amends and restates the Inseego Corp. 2009 Omnibus Incentive Compensation Plan into this Inseego Corp. 2018 Omnibus Incentive Compensation Plan. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering directors, officers, employees and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

2.        Definitions. As used in the Plan,

(a)        “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries owns not less than 50 percent of such entity.

(b)         “Aggregate Share Limit” means the aggregate maximum number of shares available under the Plan pursuant to Section 3(a)(i) of the Plan.

(c)         “Annual Incentive Award” means a cash award granted pursuant to Section 8 of the Plan, where such award is based on Management Objectives and a Performance Period of one year or less.

(d)        “Appreciation Right” means a right granted pursuant to Section 5 of the Plan.

(e)        “Award” means any Annual Incentive Award, Option Right, Restricted Stock, Restricted Stock Unit, Appreciation Right, Performance Share, Performance Unit or Other Award granted pursuant to the terms of the Plan.

(f)        “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(g)        “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(h)        “Board” means the Board of Directors of Inseego, as constituted from time to time.

(i)        “Change in Control” means, except as may otherwise be provided in an Evidence of Award or in a Participant’s written employment agreement, change-in-control agreement, severance agreement, or other similar written agreement or arrangement that expressly provides that such definition applies with respect to this Plan, the first to occur of the following events:

(i)        any Person is or becomes the Beneficial Owner of 50 percent or more of the combined voting power of the then-outstanding Voting Stock of Inseego; provided, however , that:

(1)        the following acquisitions will not constitute a Change in Control: (A) any acquisition of Voting Stock of Inseego directly from Inseego that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of Inseego by the Company, (C) any acquisition of Voting Stock of Inseego by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company, and (D) any acquisition of Voting Stock of Inseego by any Person pursuant to a Business Transaction (as defined below) that complies with clauses (A), (B) and (C) of Section 2(i)(iii) below;

(2)        if any Person is or becomes the Beneficial Owner of 50 percent or more of the combined voting power of the then-outstanding Voting Stock of Inseego as a result of a transaction described in clause (A) of Section 2(i)(i)(1) above and such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of Inseego representing one percent or more of the then-outstanding Voting Stock of Inseego, other than in an acquisition directly from Inseego that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by

Appendix A

Inseego in which all holders of Voting Stock are treated equally, such subsequent acquisition will be treated as a Change in Control;

(3)        a Change in Control will not be deemed to have occurred if a Person is or becomes the Beneficial Owner of 50 percent or more of the Voting Stock of Inseego as a result of a reduction in the number of shares of Voting Stock of Inseego outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of Inseego representing one percent or more of the then-outstanding Voting Stock of Inseego, other than as a result of a stock dividend, stock split or similar transaction effected by Inseego in which all holders of Voting Stock are treated equally; and

(4)        if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired Beneficial Ownership of 50 percent or more of the Voting Stock of Inseego inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Directors a sufficient number of shares so that such Person has Beneficial Ownership of less than 50 percent of the Voting Stock of Inseego, then no Change in Control will have occurred as a result of such Person’s acquisition; or

(ii)       a majority of the Board ceases to be comprised of Incumbent Directors; or

(iii)      the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of Inseego or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of Inseego outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 50 percent of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns Inseego or all or substantially all of Inseego’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Transaction, of the Voting Stock of Inseego, (B) no Person (other than Inseego, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Transaction) has Beneficial Ownership, directly or indirectly, of 50 percent or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

(iv)    Inseego implements a plan for liquidation or dissolution of Inseego, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 2(i)(iii).

(j)          “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as such law and regulations may be amended from time to time.

(k)          “Committee” means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 12) to administer the Plan.

(l)          “Company” means, collectively, Inseego and its Subsidiaries.

(m)        “Consultant” means an individual who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director.

(n)         “Date of Grant” means the date specified by the Board on which a grant of an Award will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(o)         “Director” means a member of the Board of Directors of Inseego.

(p)         “Employee” means an individual who is an employee of the Company or an Affiliate.

Appendix A

(q)        “Evidence of Award” means an agreement, certificate, resolution, notification or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the Awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of Inseego and, unless otherwise determined by the Board, need not be signed by a representative of Inseego or a Participant.

(r)        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(s)         “GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time.

(t)        “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(u)        “Incumbent Directors” means the individuals who, as of the date this amended and restated plan was adopted by the Board, are Directors of Inseego and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by Inseego’s stockholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of Inseego in which such person is named as a nominee for Director, without objection to such nomination); provided, however, that an individual will not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(v)        “Inseego” means Inseego Corp., a Delaware corporation, and any successors thereto.

(w)        “Management Objectives” means the performance objective or objectives established pursuant to the Plan for Participants who have received grants of Annual Incentive Awards, Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or Other Awards pursuant to the Plan. Management Objectives may be described in terms of Inseego-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, business unit, region or function within Inseego or any Subsidiary. The Management Objectives may be made relative to the performance of other companies. The Management Objectives may be based on any criteria selected by the Board.

At the Board’s discretion, any Management Objective may be measured before special items, and may or may not be determined in accordance with GAAP. The Board shall have the authority to make equitable adjustments to the Management Objectives (and to the related minimum, target and maximum levels of achievement or performance) as follows: in recognition of unusual or non-recurring events affecting Inseego or any Subsidiary or Affiliate or the financial statements of Inseego or any Subsidiary or Affiliate; in response to changes in applicable laws or regulations; to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles; or in recognition of any events or circumstances (including, without limitation, changes in the business, operations, corporate or capital structure of the Company or the manner in which it conducts its business) that render the Management Objectives unsuitable, as determined by the Board in its sole discretion.

(x)        “Market Value Per Share” means as of any particular date the closing sale price of a Share as reported on the Nasdaq Stock Market or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed. If the Shares are not traded as of any given date, the Market Value Per Share means the closing price for the Shares on the principal exchange on which the Shares are traded for the immediately preceding date on which the Shares were traded. If there is no regular public trading market for the Shares, the Market Value Per Share of the Shares shall be the fair market value of the Shares as determined in good faith by the Board. The Board is authorized to adopt another fair market value pricing method, provided such method is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(y)         “Option Price” means the purchase price payable on exercise of an Option Right.

(z)        “Option Right” means the right to purchase Shares upon exercise of an option granted pursuant to Section 4 of the Plan.

(aa)      “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

Appendix A

(bb)         “Other Award” means an Award granted pursuant to Section 9 of the Plan.

(cc)         “Participant” means a person who is selected by the Board to receive Awards under the Plan and who is or is expected to become an Employee, Director, or Consultant.

(dd)        “Performance Period” means, in respect of an Award, a period of time within which the Management Objectives relating to such Award are to be achieved, as determined by the Board in its sole discretion. The Board may establish different Performance Periods for different Participants, and the Board may establish concurrent or overlapping Performance Periods.

(ee)        “Performance Share” means an Award under the Plan equivalent to the right to receive one Share awarded pursuant to Section 8 of the Plan.

(ff)         “Performance Unit” means a unit awarded pursuant to Section 8 of the Plan that is equivalent to $1.00 or such other value as is determined by the Board.

(gg)        “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act or any successor provision thereto, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder.

(hh)         “Plan” means this Inseego Corp. 2018 Omnibus Incentive Compensation Plan, as amended.

(ii)         “Restricted Stock” means Shares granted pursuant to Section 6 of the Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(jj)         “Restricted Stock Unit” means an Award made pursuant to Section 7 of the Plan.

(kk)        “Restriction Period” means the period of time during which Restricted Stock or Restricted Stock Units may be subject to restrictions, as provided in Section 6 and Section 7 of the Plan.

(ll)         “Secondary Committee” means one or more senior officers of Inseego (who need not be members of the Board), acting as a committee established by the Board pursuant to Section 12(b) of the Plan, subject to such conditions and limitations as the Board shall prescribe.

(mm)        “Shares” means the shares of common stock, par value $0.001 per share, of Inseego or any security into which such Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of the Plan.

(nn)        “Spread” means the excess of the Market Value Per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

(oo)        “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by Inseego; except that, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time Inseego owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(pp)        “Voting Stock” means securities entitled to vote generally in the election of directors.

(qq)        “10% Shareholder” means a Person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Appendix A

3.	Shares Available Under the Plan.

(a)	Maximum Shares Available Under Plan.

(i)        Subject to adjustment as provided in Section 11 of the Plan, the maximum number of Shares that may be issued (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment or settlement of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment or settlement of Restricted Stock Units, (D) in payment or settlement of Performance Shares or Performance Units that have been earned, (E) in payment or settlement of Other Awards, or (F) in payment of dividend equivalents paid with respect to Awards made under the Plan, in the aggregate will not exceed 20,253,085 Shares (the “Aggregate Share Limit”).

(ii)        Shares that are issued in connection with inducement grants pursuant to Nasdaq Listing Rule 5635 and Shares issued under any plan assumed by Inseego in any corporate transaction will not count against the Aggregate Share Limit. Shares covered by an Award granted under the Plan shall not be counted against the Aggregate Share Limit unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by any Shares relating to prior Awards that have expired or have been forfeited or cancelled or terminated for any other reason other than being exercised or settled, and to the extent of payment in cash of the benefit provided by any Award granted under the Plan, any Shares that were covered by that Award will be available for issue or transfer hereunder. In addition, upon the full or partial payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued under this Plan only the net number of Shares actually issued by the Company.

(iii)      Subject to adjustment as provided in Section 11 of the Plan, the aggregate number of Shares actually issued by the Company upon the exercise of Incentive Stock Options will not exceed 7,000,000 Shares.

4.        Option Rights. The Board may, from time to time, authorize the granting to Participants of Option Rights upon such terms and conditions consistent with the following provisions as it may determine:

(a)        Each grant will specify the number of Shares to which it pertains subject to the limitations set forth in Section 3 of the Plan.

(b)        Each grant will specify an Option Price per share, which may not be less than (i) the Market Value Per Share on the Date of Grant or (ii) if the Person to whom an Incentive Stock Option is granted is a 10% Shareholder on the Date of Grant, 110% of the Market Value Per Share on the Date of Grant. However, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code or if the Award is designated as a “Section 409A Award” and has either a fixed exercise date or a fixed delivery date.

(c)        Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to Inseego or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to Inseego of Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, (iii) by withholding by Inseego from the Shares otherwise deliverable to the Optionee upon the exercise of such Option Rights, a number of Shares having a value at the time of exercise equal to the total Option Price, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

(d)        To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to Inseego of some or all of the Shares to which such exercise relates.

(e)        Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)        Each grant will specify the period or periods of continuous service by the Optionee with Inseego or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable.

Appendix A

(g)        Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)        Option Rights granted under the Plan may be (i) Incentive Stock Options, (ii) options that are not intended to qualify as Incentive Stock Options, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who are “employees” (under Section 3401(c) of the Code) of Inseego or a subsidiary of Inseego (under Section 424 of the Code). Any Option Right designated as an Incentive Stock Option will not be an Incentive Stock Option to the extent the Option Right fails to meet the requirements of Section 422 of the Code. Each grant will specify whether the Option Right is an Incentive Stock Option or an option that is not intended to qualify as an Incentive Stock Option.

(i)        The Board may substitute, without receiving Participant permission, Appreciation Rights payable only in Shares (or Appreciation Rights payable in Shares or cash, or a combination of both, at the Board’s discretion) for outstanding Option Rights; provided , however , that the terms of the substituted Appreciation Rights are substantially the same as the terms for the Option Rights at the date of substitution and the difference between the Market Value Per Share of the underlying Shares and the Base Price of the Appreciation Rights is equivalent to the difference between the Market Value Per Share of the underlying Shares and the Option Price of the Option Rights. If the Board determines, based upon advice from Inseego’s accountants, that this provision creates adverse accounting consequences for Inseego, it shall be considered null and void.

(j)        No Option Right will be exercisable more than 10 years from the Date of Grant; provided, however, that with respect to Incentive Stock Options issued to 10% Shareholders, the term of each such Option Right shall not exceed five (5) years from the date it is granted.

(k)        No grant of Option Rights may provide for dividends, dividend equivalents or other similar distributions to be paid on such Option Rights.

(l)        No Option Right shall include terms entitling the Participant to a grant of Option Rights or Appreciation Rights on exercise of the Option Right.

5.        Appreciation Rights. The Board may, from time to time, authorize the granting to any Participant of Appreciation Rights upon such terms and conditions consistent with the following provisions as it may determine:

(a)        An Appreciation Right will be a right of the Participant to receive from Inseego an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)        Each grant will specify the Base Price, which may not be less than the Market Value Per Share on the Date of Grant.

(c)        Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by Inseego in cash, in Shares or in any combination thereof and may retain for the Board the right to elect among those alternatives.

(d)        Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(e)        Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(f)        Each grant will specify the period or periods of continuous service by the Participant with Inseego or any Subsidiary that is necessary before such Appreciation Right or installments thereof will become exercisable.

(g)        Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(h)        Successive grants may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

(i)        No Appreciation Right granted under the Plan may be exercised more than 10 years from the Date of Grant.

Appendix A

(j)        No grant of Appreciation Rights may provide for dividends, dividend equivalents or other similar distributions to be paid on such Appreciation Rights.

(k)        No Appreciation Right shall include terms entitling the Participant to a grant of Option Rights or Appreciation Rights on exercise of the Appreciation Right.

6.        Restricted Stock. The Board may, from time to time, authorize the granting of Restricted Stock to Participants upon such terms and conditions consistent with the following provisions as it may determine:

(a)        Each such grant will constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but such rights shall be subject to such restrictions and the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may determine.

(b)        Each such grant may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value Per Share at the Date of Grant.

(c)        Each such grant will provide that the Restricted Stock covered by such grant that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a Restriction Period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below.

(d)        Each such grant will provide that during, and may provide that after, the Restriction Period, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in Inseego or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)        Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock.

(f)        Notwithstanding anything to the contrary contained in the Plan, any grant of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(g)        Any such grant of Restricted Stock may require that any or all dividends or other distributions paid thereon during the Restriction Period be automatically deferred and reinvested in additional shares of Restricted Stock or paid in cash, which may be subject to the same restrictions as the underlying Award; provided, however, that dividends or other distributions on Restricted Stock subject to Management Objectives shall be deferred and paid in cash upon the achievement of the applicable Management Objectives and the lapse of all restrictions on such Restricted Stock.

(h)        Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by Inseego until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all shares of Restricted Stock will be held at Inseego’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7.        Restricted Stock Units. The Board may, from time to time, authorize the granting of Restricted Stock Units to Participants upon such terms and conditions consistent with the following provisions as it may determine:

(a)        Each such grant will constitute the agreement by Inseego to deliver Shares or cash to the Participant in the future in consideration of the performance of services, but subject to such restrictions and the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify.

(b)        Each such grant may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value Per Share at the Date of Grant.

Appendix A

(c)        Notwithstanding anything to the contrary contained in the Plan, any grant of Restricted Stock Units may provide for the earlier lapse or modification of the Restriction Period in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control

(d)        During the Restriction Period, the Participant will have no right to transfer any rights under his or her Award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current, deferred or contingent basis either in cash, additional Restricted Stock Units or in additional Shares; provided , however , that dividend equivalents on Restricted Stock Units subject to Management Objectives shall be deferred and paid in cash upon the achievement of the applicable Management Objectives and the lapse of all restrictions on such Restricted Stock Units.

(e)        Each grant of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned.

8.        Annual Incentive Awards, Performance Shares and Performance Units. The Board may, from time to time, authorize the granting of Annual Incentive Awards, Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period, upon such terms and conditions consistent with the following provisions as it may determine:

(a)        Each grant will specify either the number of shares, or amount of cash, payable with respect to Annual Incentive Awards, Performance Shares or Performance Units to which it pertains, which number or amount payable may be subject to adjustment to reflect changes in compensation or other factors.

(b)        The Performance Period with respect to each Annual Incentive Award, Performance Share or Performance Unit will be such period of time (not less than one year in the case of each Performance Share and Performance Unit), as will be determined by the Board at the time of grant, which Performance Period may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(c)        Any grant of Annual Incentive Awards, Performance Shares or Performance Units will specify Management Objectives that, if achieved, will result in payment or early payment of the Award and may set forth a formula for determining the number of Shares, or amount of cash, payable with respect to Annual Incentive Awards, Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels.

(d)        Each grant will specify the time and manner of payment of Annual Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant of Performance Shares or Performance Units may specify that the amount payable with respect thereto may be paid by Inseego in cash, in Shares or in any combination thereof and will retain in the Board the right to elect among those alternatives.

(e)        Any grant of Annual Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(f)        The Board may at the Date of Grant of Performance Shares provide for the payment of dividend equivalents to the holder thereof on either a current, deferred or contingent basis, either in cash or in additional Shares; provided, however, that dividend equivalents on Performance Shares shall be deferred and paid in cash upon the achievement of the applicable Management Objectives.

9.        Other Awards.

(a)        The Board may, subject to limitations under applicable law, grant to any Participant such Other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, awards consisting of securities or other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, Affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of Inseego. The Board shall determine the terms and conditions of such awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 9 shall be

Appendix A

purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Shares, Other Awards, notes or other property, as the Board shall determine.

(b)        Except as otherwise provided in Section 15(b), cash Awards, as independent Awards or as an element of or supplement to any other Award granted under the Plan, may also be granted pursuant to this Section 9.

(c)        The Board may grant Shares as a bonus, or may grant other Awards in lieu of obligations of Inseego or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

10.      Transferability.

(a)        Except as otherwise determined by the Board, no Awards granted under the Plan and no rights under any such Awards shall be assignable, alienable, saleable, or transferable by the Participant except by will or the laws of descent and distribution, and in no event shall any such Award granted under the Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b)        The Board may specify at the Date of Grant that part or all of the Shares that are to be issued by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock or Restricted Stock Units or upon payment under any grant of Performance Shares, Performance Units or Other Awards will be subject to further restrictions on transfer.

11.      Adjustments. The Board shall make or provide for such adjustments in the number of Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Shares covered by Other Awards, in the Option Price and Base Price provided in outstanding Option Rights or Appreciation Rights, and in the kind of Shares covered thereby, as the Board, in its sole discretion, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the number of Shares specified in Section 3 of the Plan as the Board in its sole discretion, may determine is appropriate to reflect any transaction or event described in this Section 11; provided , however , that any such adjustment to the number specified in Section 3(a)(iii) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

12.      Administration of the Plan.

(a)        The Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to the Committee. To the extent of any such delegation, references in the Plan to the Board will be deemed to be references to such Committee. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.

(b)        To the extent permitted by applicable law, including any rule of the Nasdaq Stock Market, the Board or Committee may delegate its duties under the Plan to a Secondary Committee, subject to such conditions and limitations as the Board or Committee shall prescribe; provided, however, that: (i) only the Board or Committee may grant an Award to a Participant who is subject to Section 16 of the Exchange Act; and (ii) the Secondary Committee shall report periodically to the Board or the Committee, as the case may be, regarding the nature and scope of the Awards granted pursuant to the authority

Appendix A

delegated. To the extent of any such delegation, references or deemed references in the Plan to the Committee will be deemed to be references to such Secondary Committee. A majority of the Secondary Committee will constitute a quorum, and the action of the members of the Secondary Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Secondary Committee.

(c)        The Board shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Evidence of Award or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Evidence of Award, and, subject to Sections 15 and 18, adopting modifications and amendments to this Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which Inseego, its Affiliates, and/or its Subsidiaries operate. The grant of any Award that specifies Management Objectives that must be achieved before such Award can be earned or paid will specify that, before such Award will be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d)        The interpretation and construction by the Board of any provision of this Plan or of any Evidence of Award or other agreement or document ancillary to or in connection with this Plan and any determination by the Board pursuant to any provision of the Plan or of any such Evidence of Award or other agreement or document ancillary to or in connection with this Plan will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

(e)        Any Participant who believes he or she is being denied any benefit or right under the Plan or under any Award or Evidence of Award may file a written claim with the Committee. Any claim must be delivered to the Committee within six month of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, generally will notify the Participant of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Committee does not respond in writing within 180 days of the date the written claim is delivered to the Committee. The Committee’s decision is final and conclusive and binding on all Persons. No lawsuit or arbitration relating to the Plan may be filed or commenced before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

13.      Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under the Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by Inseego or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Inseego may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of Inseego.

14.      Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other Person under the Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other Person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Shares having a value that shall not exceed the statutory maximum amount permitted to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, or the Company may require the Participant, to satisfy the obligation, in whole or in part, by electing to have withheld, from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Market Value Per Share of such Shares on the date the benefit is to be included in

Appendix A

Participant’s income. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Option Rights.

15.      Amendments, Etc.

(a)        The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to the Plan must be approved by the stockholders of Inseego in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Shares are not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Shares are traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

(b)        Except in connection with a corporate transaction or event described in Section 11 of the Plan, the terms of outstanding Awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, and no outstanding Option Rights or Appreciation Rights may be cancelled in exchange for other Awards, or cancelled in exchange for Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, or cancelled in exchange for cash, without stockholder approval. This Section 15(b) is intended to prohibit (without stockholder approval) the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of the Plan. Notwithstanding any provision of the Plan to the contrary, this Section 15(b) may not be amended without approval by Inseego’s stockholders.

(c)        If permitted by Section 409A of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Annual Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any Other Awards subject to any vesting schedule or transfer restriction, or who holds Shares subject to any transfer restriction imposed pursuant to Section 10(b) of the Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or Other Award may be exercised or the time when such Restriction Period will end or the time at which such Annual Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award.

(d)        Subject to Section 16(d) of the Plan, the Board may amend the terms of any Award theretofore granted under the Plan prospectively or retroactively, but subject to Section 11 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent, except as necessary to comply with changes in law or accounting rules applicable to Inseego. The Board may, in its discretion, terminate the Plan at any time.

Termination of the Plan will not affect the rights of Participants or their successors under any Awards outstanding hereunder on the date of termination.

16.      Compliance with the Code.

(a)        To the extent applicable, it is intended that the Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A of the Code do not apply to the Participants. The Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)        Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c)        If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification

Appendix A

methodology selected by Inseego from time to time) and (ii) Inseego shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then Inseego shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the tenth business day of the month after such six-month period.

(d)        Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of the Code, Inseego reserves the right to make amendments to the Plan and grants hereunder as Inseego deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code, or adverse tax consequences under another Code provision, without Participant consent. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes, penalties, and interest under Section 409A of the Code or another Code provision), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant nor anyone other than a Participant, including a Participant’s estate or beneficiaries, harmless from any or all of such taxes or penalties.

17.      Governing Law. The Plan and all grants and Awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without regard to principles of conflicts of laws.

18.      Effective Date/Termination. The Plan originally became effective as of June 18, 2009. This amendment and restatement was adopted by the Board on May 11, 2018 and became effective as of July 13, 2018. No grant will be made under the Plan more than 10 years after May 11, 2018, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the Evidence of Award conveying such grants and of the Plan.

19.      Miscellaneous.

(a)        Each grant of an Award will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with the Plan, as the Board may approve.

(b)        Inseego will not be required to issue any fractional Shares pursuant to the Plan. The Board may provide for the elimination of fractional Shares or for the settlement of fractional Shares in cash.

(c)        The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with Inseego or any Subsidiary or Affiliate, nor will it interfere in any way with any right Inseego or any Subsidiary or Affiliate would otherwise have to terminate such Participant’s employment or other service at any time.

(d)        No person shall have any claim to be granted any Award under the Plan. Without limiting the generality of the foregoing, the fact that a target Award is established for the job value or level for an Employee shall not entitle any Employee to an Award hereunder. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by any Award until the date as of which he or she is actually recorded as the holder of such Shares upon the stock records of the Company.

(e)        Determinations by the Board or the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and Awards under the Plan, whether or not such persons are similarly situated.

(f)        To the extent that any provision of the Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of the Plan.

(g)        No Award under the Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

(h)        Absence or leave approved by a duly constituted officer of Inseego or any of its Subsidiaries shall not be considered interruption or termination of service of any Employee for any purposes of the Plan or Awards granted hereunder.

Appendix A

(i)        The Board may condition the grant of any Award or combination of Awards authorized under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by Inseego or a Subsidiary to the Participant.

(j)        If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(k)        Any Evidence of Award may: (i) provide for recoupment by the Company of all or any portion of an Award upon such terms and conditions as the Board or Committee may specify in such Evidence of Award; or (ii) include restrictive covenants, including, without limitation, non-competition, non-disparagement and confidentiality conditions or restrictions, that the Participant must comply with during employment by or service to the Company and/or within a specified period after termination as a condition to the Participant’s receipt or retention of all or any portion of an Award. This Section 19(k) shall not be the Company’s exclusive remedy with respect to such matters. This Section 19(k) shall not apply after a Change in Control, unless otherwise specifically provided in the Evidence of Award.

Your vote matters – here’s how to vote!
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A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 4.

1. Elect two directors to serve until the 2022 Annual Meeting of Stockholders

	For	Withhold		For	Withhold
01 - Dan Mondor	☐	☐	02 - Brian Miller	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approve an amendment of the Company’s 2018 Omnibus Incentive Compensation Plan to increase the number of shares issuable under the plan by 2,053,085 shares.	☐	☐	☐	3. Approve, in an advisory vote, the compensation paid to the Company’s named executive officers, as presented in the proxy statement.	☐	☐	☐

4. Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

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Inseego Corp.

2019 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting – June 26, 2019

Stephen Smith and Dennis Calderon, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Inseego Corp. to be held on June 26, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed herein or, if not otherwise indicated, the Proxies will have authority to vote FOR the director nominees in Proposal 1 and FOR Proposals 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.